UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05576

Name of Fund: BlackRock Global Allocation Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global Allocation

Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2018

Date of reporting period: 04/30/2018

Item 1 – Report to Stockholders

APRIL 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Global Allocation Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended April 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. While the market’s appetite for risk remained healthy, risk taking varied by asset class, as bond investors cautiously shifted to higher-quality securities, and stock investors continued to embrace risk by investing abroad.

The largest global economies experienced sustained, synchronized growth for the first time since the financial crisis, leading to strong equity performance worldwide. Emerging markets stocks posted the highest return, as accelerating growth in China, the second-largest economy in the world, improved the outlook for corporate profits in most developing nations.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.5%. In contrast, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising inflation expectations drove yields higher. In credit markets, the investment-grade and high-yield bond markets posted modest returns in a relatively benign credit environment.

Even though it faced rising pressure to boost interest rates in 2017, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates just three times during the reporting period. The Fed also announced plans to reduce its $4.4 trillion balance sheet by $420 billion in 2018, which began the process of gradually reversing its unprecedented stimulus measures after the financial crisis. The economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus, as unemployment dipped below 4.0%, wages increased, and job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation surpassed the Fed’s target of 2.0%.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth, as well as limited bond supply, pressured other central banks to follow in the Fed’s footsteps. In October 2017, the ECB pledged to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, even though the size of its balance sheet almost matched the total output of the Japanese economy.

The Fed’s measured pace of stimulus reduction could lead to moderately higher inflation, steadily rising interest rates, and improving real growth in 2018. We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. In particular, we are closely monitoring trade protectionism and the rise of populism in Western nations.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including corporate spending on stock buybacks, mergers & acquisitions and capital investment, which could extend the economic cycle if inflation and interest rates rise at a relatively modest pace.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.82%	13.27%
U.S. small cap equities (Russell 2000® Index)	3.27	11.54
International equities (MSCI Europe, Australasia, Far East Index)	3.41	14.51
Emerging market equities (MSCI Emerging Markets Index)	4.80	21.71
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.68	1.17
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(3.79)	(3.64)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.87)	(0.32)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.76)	1.44
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.17)	3.27
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of April 30, 2018	BlackRock Global Allocation Fund, Inc.

Investment Objective

BlackRock Global Allocation Fund, Inc.’s (the “Fund”) investment objective is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total return means the combination of capital growth and investment income.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended April 30, 2018, the Fund underperformed its reference benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex-US) Index (24%), ICE BofAML Current 5-Year U.S. Treasury Index (24%) and FTSE Non-U.S. Dollar World Government Bond Index (16%) (the “Reference Benchmark”), and underperformed the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, Fund management believes that the Reference Benchmark provides a more accurate representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps and options (except with respect to fixed income securities) and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

Within equities, an overweight allocation to Japan and an underweight allocation to the United States detracted from the Fund’s performance. From a sector perspective, stock selection in consumer discretionary, materials, information technology (“IT”) and industrials weighed negatively on returns. Stock selection in consumer staples detracted from performance but was partially offset by an underweight allocation to the sector. Currency management, notably an overweight allocation to select currencies in Asia and Latin America, also negatively impacted performance.

An overweight allocation to Indian equities positively contributed to the Fund’s performance. From a sector perspective, stock selection in health care and utilities were the primary contributors. An overweight allocation to energy was also additive, but this was partially offset by stock selection. An underweight allocation to fixed income positively impacted performance, and exposure to cash and cash equivalents also contributed.

The Fund uses derivatives, which may include options, futures, indexed securities, inverse securities, swaps, and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates, and movements in the securities markets. During the period, the Fund’s use of derivatives detracted from the Fund’s performance.

Describe recent portfolio activity.

During the six-month period, the Fund’s overall equity allocation decreased from 62% to 59% of net assets. Within equities, the Fund decreased exposure to Europe, the United States and Japan. On a sector basis, the Fund increased exposure to IT, health care and consumer staples, and reduced exposure to industrials, consumer discretionary, utilities, financials, telecommunication services (“telecom”), energy and materials.

The Fund’s allocation to fixed income decreased from 31% to 30% of net assets during the period. Within fixed income, the Fund decreased exposure to government bonds, notably in Japan, Poland, Australia and New Zealand, and increased exposure to government bonds in the United States. The Fund also decreased its exposure to corporate bonds.

The Fund’s exposure to commodity-related securities remained essentially unchanged at 4% of net assets.

Reflecting the changes in the Fund’s overall allocations to the equity, fixed income and commodity-related asset classes during the period, the Fund’s exposure to cash and cash equivalent holdings increased from 3% to 7% of net assets. During the six-month period, cash helped mitigate portfolio volatility and served as a source of funds for new investments and redemptions.

Describe portfolio positioning at period end.

Relative to its Reference Benchmark, the Fund ended the period underweight equities and fixed income and overweight commodity-related securities and cash and cash equivalents. Within the equity segment, the Fund was overweight Japan, and underweight the United States. Within Europe, the Fund was overweight the Netherlands and Italy, and underweight the United Kingdom and Ireland. From a sector perspective, the Fund was overweight energy, IT, telecom, health care and materials, and underweight financials, industrials, consumer staples and real estate.

Within fixed income, the Fund was underweight developed European sovereign debt, U.S. Treasuries and Japanese government bonds, and overweight government bonds in Brazil, Australia, Argentina, Mexico and Poland. In addition, the Fund was overweight corporate debt.

With respect to currency exposure, the Fund was overweight the U.S. dollar and Indian rupee, and was underweight the euro, Canadian dollar and British pound sterling.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2018 (continued)	BlackRock Global Allocation Fund, Inc.

Performance Summary for the Period Ended April 30, 2018

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	0.84%	6.46%	N/A	5.03%	N/A	4.45%	N/A
Investor A	0.71	6.15	0.58%	4.74	3.62%	4.17	3.61%
Investor C	0.34	5.40	4.40	3.97	3.97	3.39	3.39
Class K	0.89	6.55	N/A	5.07	N/A	4.47	N/A
Class R	0.58	5.89	N/A	4.40	N/A	3.82	N/A
FTSE World Index(c)	3.89	14.41	N/A	9.56	N/A	5.87	N/A
Reference Benchmark(d)	2.49	9.25	N/A	6.31	N/A	5.28	N/A
U.S. Stocks: S&P 500® Index(e)	3.82	13.27	N/A	12.96	N/A	9.02	N/A
Non-U.S. Stocks: FTSE World (ex-U.S.) Index(f)	3.83	15.65	N/A	6.04	N/A	2.86	N/A
Non-U.S. Bonds: FTSE Non-U.S. Dollar World Government Bond Index(g)	4.26	8.42	N/A	0.63	N/A	1.94	N/A
U.S. Bonds: ICE BofAML Current 5-Year U.S. Treasury Index(h)	(2.29)	(2.23)	N/A	0.12	N/A	2.76	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.
(b)	The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing market and economic trends.
(c)	This unmanaged capitalization-weighted index is comprised of 2,599, equities from 35 countries in 4 regions, including the United States.
(d)	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index, 24% FTSE World (ex-U.S.) Index, 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index.
(e)	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(f)	This unmanaged capitalization-weighted index is comprised of 1,985 equities from 34 countries, excluding the United States.
(g)	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.
(h)	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of April 30, 2018 (continued)	BlackRock Global Allocation Fund, Inc.

Portfolio Information

OVERALL ASSET EXPOSURE

	Percent of Fund’s Net Assets (a)		Reference Benchmark (b) Percentages
	4/30/2018	10/31/2017
US Equities	29%	31%	35%
European Equities	13	16	13
Asia Pacific Equities	15	14	9
Other Equities	2	1	3
Total Equities	59	62	60

US Dollar Denominated Fixed Income Securities	22	22	24

U.S. Issuers	20	19	—
Non-U.S. Issuers	2	3	—
Non-U.S. Dollar Denominated Fixed Income Securities	8	9	16

Total Fixed Income Securities	30	31	40

Commodity-Related	4	4	—

Cash & Short-Term Securities	7	3	—

(a)	Exposure based on market value and adjusted for the economic value of futures, swaps and options (except with respect to fixed income securities), and convertible bonds.
(b)	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index®; 24% FTSE World (ex U.S.) Index; 24% ICE BofAML 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 5 of this report to shareholders in the “Performance Summary” section.

GEOGRAPHIC ALLOCATION

Country	Percent of Total Investments (a)
United States	60%
Japan	11
United Kingdom	3
France	3
Brazil	2
Netherlands	2
Australia	2
Germany	2
Italy	2
Canada	1
Other(b)	12

(a)	Excludes short-term securities, options purchased, options written and investments sold short.
(b)	Includes holdings within countries and geographic regions that are 1% or less of long-term investments. Please refer to the Consolidated Schedule of Investments for such countries.

TEN LARGEST HOLDINGS (EQUITY INVESTMENTS)

Security	Percent of Total Investments (a)
Apple, Inc.	2%
Microsoft Corp.	2
Facebook, Inc.	1
Comcast Corp.	1
Amazon.com, Inc.	1
Alphabet, Inc., Class B	1
Koninklijke Philips NV	1
Bank of America Corp.	1
DowDuPont, Inc.	1
Vodafone Group PLC.	1

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to the Class K Shares’ inception date of June 8, 2016, Class K Share performance results are those of Institutional Shares (which have no distribution or service fees). The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, voluntarily waived and/or reimbursed a portion of its expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver and/or reimbursement may be reduced or discontinued at any time. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

ABOUT FUND PERFORMANCE	7

Disclosure of Expenses	BlackRock Global Allocation Fund, Inc.

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on November 1, 2017 and held through April 30, 2018, is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual				Hypothetical (c)
			Expenses Paid During the Period			Including Dividend Expense and Broker Fees and Expenses on Short Sales		Excluding Dividend Expense and Broker Fees and Expenses on Short Sales
	Beginning Account Value (11/01/17)	Ending Account Value (04/30/18)	Including Dividend Expense and Broker Fees and Expenses on Short Sales (a)	Excluding Dividend Expense and Broker Fees and Expenses on Short Sales (b)	Beginning Account Value (11/01/17)	Ending Account Value (04/30/18)	Expenses Paid During the Period (a)	Ending Account Value (04/30/18)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,008.40	$3.98	$3.98	$1,000.00	$1,020.83	$4.01	$1,020.83	$4.01
Investor A	1,000.00	1,007.10	5.32	5.32	1,000.00	1,019.49	5.36	1,019.49	5.36
Investor C	1,000.00	1,003.40	8.94	8.94	1,000.00	1,015.87	9.00	1,015.87	9.00
Class K	1,000.00	1,008.90	3.59	3.59	1,000.00	1,021.22	3.61	1,021.22	3.61
Class R	1,000.00	1,005.80	6.86	6.86	1,000.00	1,017.95	6.90	1,017.95	6.90

(a)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.80% for Institutional, 1.07% for Investor A, 1.80% for Investor C, 0.72% for Class K and 1.38% for Class R), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
(b)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.80% for Institutional, 1.07% for Investor A, 1.80% for Investor C, 0.72% for Class K and 1.38% for Class R), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) April 30, 2018	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 56.1%

Australia — 0.0%
AGL Energy Ltd.	18,870	$307,533
AMP Ltd.	22,172	67,118
BHP Billiton Ltd.	12,479	291,126
Rio Tinto Ltd.	12,154	723,335
Stockland	87,142	270,873
Telstra Corp. Ltd.	56,189	133,596
Wesfarmers Ltd.	19,835	652,563
Woodside Petroleum Ltd.	23,518	569,923
Woolworths Group Ltd.	28,453	595,117

		3,611,184
Belgium — 0.4%
Anheuser-Busch InBev SA	1,491,141	148,120,322

Brazil — 0.4%
Azul SA — ADR(a)	3,457,127	107,170,937
Banco do Brasil SA	41,136	430,946
Banco Santander Brasil SA	22,279	242,365
Hapvida Participacoes e Investimentos SA(a)(b)	1,210,994	9,558,114
JBS SA	165,640	413,722
Notre Dame Intermedica Participacoes SA(a)	2,265,865	13,194,692
Vale SA	39,716	551,773

		131,562,549
Canada — 0.4%
Bank of Nova Scotia	11,230	690,270
Canadian Natural Resources Ltd.	5,391	194,487
Encana Corp.	11,693,240	145,931,635
Husky Energy, Inc.	12,377	173,130
Magna International, Inc.	5,102	301,324
Manulife Financial Corp.	30,350	572,749
Nufarm Ltd.	—	5
Platinum Group Metals Ltd.(a)(c)(t)	7,635,882	1,444,641
Royal Bank of Canada	22,218	1,689,603
Suncor Energy, Inc.	16,717	639,281
Teck Resources Ltd., Class B	27,894	700,201
Toronto-Dominion Bank	6,625	372,077

		152,709,403
China — 0.8%
Agricultural Bank of China Ltd., Class H	757,000	426,806
Alibaba Group Holding Ltd. — ADR(a)(c)	1,239,100	221,228,914
Bank of China Ltd., Class H	970,000	526,546
Bank of Communications Co. Ltd., Class H	217,000	177,568
China Communications Construction Co. Ltd., Class H	24,000	27,652
China Construction Bank Corp., Class H	799,000	837,079
China Mobile Ltd.	116,000	1,105,073
China Resources Power Holdings Co. Ltd.	262,000	502,545
China Telecom Corp. Ltd., Class H	462,000	223,946
CLP Holdings Ltd.	1,501,000	15,586,498
CNOOC Ltd.	633,000	1,070,854
Country Garden Holdings Co. Ltd.	194,000	395,578
Dongfeng Motor Group Co. Ltd., Class H	392,000	433,487
Guangzhou Automobile Group Co. Ltd., Class H	192,000	351,689
Hengan International Group Co. Ltd.	8,000	71,147
Industrial & Commercial Bank of China Ltd., Class H	723,000	634,708
Longfor Properties Co. Ltd.	52,500	157,014
New Oriental Education & Technology Group, Inc. — ADR	9,630	865,159
PICC Property & Casualty Co. Ltd., Class H	74,000	132,473
Ping An Healthcare and Technology Co. Ltd.(a)(b)	6,048,342	42,230,083
Tencent Holdings Ltd.	5,900	290,061

Security	Shares	Value
China (continued)
Want Want China Holdings Ltd.	13,933,001	$12,312,173
Yum China Holdings, Inc.	1,611	68,886

		299,655,939
Czech Republic — 0.0%
CEZ AS	682,345	17,449,344

Denmark — 0.0%
Carlsberg A/S, Class B	2,174	243,122
Danske Bank A/S	21,717	755,798

		998,920
Finland — 0.2%
Nokia OYJ	9,888,699	59,334,302

France — 2.2%
AXA SA	2,905,534	83,094,303
BNP Paribas SA	11,094	856,449
Cie de Saint-Gobain	23,350	1,221,696
Cie Generale des Etablissements Michelin SCA	332	46,687
Credit Agricole SA	15,146	249,414
Danone SA	3,343,836	270,870,074
Dassault Aviation SA	39,073	77,905,420
Eiffage SA	64,519	7,679,797
Engie SA	26,960	472,918
L’Oreal SA	152	36,600
Safran SA	1,727,821	202,656,188
Sanofi	316,819	25,048,427
Societe Generale SA	9,088	497,375
Thales SA	1,878	238,053
TOTAL SA	22,671	1,424,911
TOTAL SA — ADR	57,163	3,578,975
Unibail-Rodamco SE	514,874	123,605,696

		799,482,983
Germany — 1.2%
Allianz SE, Registered Shares	3,868	914,874
BASF SE	3,890	404,729
Bayer AG, Registered Shares	2,344,623	280,228,293
Beiersdorf AG	395	44,690
Deutsche Post AG, Registered Shares	22,050	957,067
Fresenius Medical Care AG & Co. KGaA	392	39,776
Fresenius SE & Co. KGaA	1,538,470	117,161,048
GEA Group AG	906,188	35,380,407
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	182	41,653
SAP SE	14,872	1,652,362

		436,824,899
Hong Kong — 0.8%
CK Asset Holdings Ltd.	11,500	99,279
CK Infrastructure Holdings Ltd.	1,295,500	10,224,615
Galaxy Entertainment Group Ltd.	45,000	393,868
Hang Lung Properties Ltd.	4,437,000	10,500,485
HKT Trust & HKT Ltd.(e)	7,175,000	9,440,040
Hong Kong Exchanges & Clearing Ltd.	12,900	417,889
I-CABLE Communications Ltd.(a)	1,370,133	29,147
Jardine Matheson Holdings Ltd.	272,700	16,512,994
Link REIT	1,642,500	14,516,616
Power Assets Holdings Ltd.	1,155,500	8,605,171
Sino Land Co. Ltd.	4,996,000	8,623,969
Sun Hung Kai Properties Ltd.	10,397,166	167,440,445
Swire Pacific Ltd., Class A	1,136,500	11,230,107
WH Group Ltd.(b)	509,000	526,955
Wharf Holdings Ltd.	2,081,000	6,923,185
Wharf Real Estate Investment Co. Ltd.	1,641,000	12,303,802

		277,788,567

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
India — 1.4%
Aurobindo Pharma Ltd.	29,186	$280,017
Coal India Ltd.	2,840,941	12,104,090
GAIL India Ltd.	71,076	345,376
HCL Technologies Ltd.	15,790	248,472
Hero MotoCorp Ltd.	294,876	16,441,430
Hindustan Petroleum Corp. Ltd.	136,823	621,795
Hindustan Unilever Ltd.	36,407	820,013
Housing Development Finance Corp. Ltd.	3,048,748	85,857,577
Indian Oil Corp. Ltd.	45,294	109,605
Infosys Ltd.	1,751	31,382
Kotak Mahindra Bank Ltd.	4,176,530	75,592,814
Maruti Suzuki India Ltd.	376,452	49,536,874
Oil & Natural Gas Corp. Ltd.	3,817,167	10,297,910
Reliance Industries Ltd.	11,014,347	158,290,774
SBI Life Insurance Co. Ltd.(a)(b)	419,398	4,669,683
State Bank of India	8,546,161	31,430,397
Tata Motors Ltd.(a)	8,101	40,950
Tata Motors Ltd., Class A(a)	19,476	55,555
Vedanta Ltd.	40,606	180,242
Yes Bank Ltd.	7,886,518	42,570,212

		489,525,168
Indonesia — 0.1%
Siloam International Hospitals Tbk PT(a)	53,030,188	26,701,368

Ireland — 0.1%
Accenture PLC, Class A	46,232	6,990,278
Medtronic PLC	139,007	11,138,631

		18,128,909
Israel — 0.0%
Check Point Software Technologies Ltd.(a)	4,890	471,934

Italy — 1.0%
Atlantia SpA	2,227	73,713
Ei Towers SpA(a)	1,066,309	61,717,967
Enel SpA	14,757,359	93,616,558
Intesa Sanpaolo SpA	54,645	207,867
Luxottica Group SpA	1,567,642	97,798,186
RAI Way SpA(b)	7,420,129	41,935,352
Snam SpA	1,191,701	5,721,447
Telecom Italia SpA(a)	69,725,488	68,784,631
Telecom Italia SpA, Non-Convertible Savings Shares(a)	2,623,221	2,252,880
UniCredit SpA	12,885	279,346

		372,387,947
Japan — 9.0%
Aisin Seiki Co. Ltd.	817,490	44,287,437
Ajinomoto Co., Inc.	4,678,100	85,714,375
Alfresa Holdings Corp.	363,200	8,013,665
Alpine Electronics, Inc.	253,100	4,786,102
Asahi Glass Co. Ltd.	6,500	269,758
Asahi Kasei Corp.	4,539,400	62,417,787
Astellas Pharma, Inc.	11,415,651	166,967,971
Bridgestone Corp.	2,946,100	123,154,614
Canon Marketing Japan, Inc.	307,700	6,686,612
COMSYS Holdings Corp.	369,900	10,290,497
Dai-ichi Life Holdings, Inc.	2,100	41,690
Daicel Corp.	1,355,100	15,635,481
Daikin Industries Ltd.	473,200	55,277,216
Daiwa House Industry Co. Ltd.	6,200	226,680
Denso Corp.	1,932,780	101,638,795
Dowa Holdings Co. Ltd.	174,400	6,554,086
East Japan Railway Co.	1,972,673	189,510,635
Exedy Corp.	211,400	7,159,667
Fujitsu Ltd.	245,000	1,485,300

Security	Shares	Value
Japan (continued)
GS Yuasa Corp.	1,477,000	$7,950,643
Hino Motors Ltd.	641,800	7,830,236
Hitachi Chemical Co. Ltd.	498,800	10,940,567
Hitachi Ltd.	141,000	1,029,096
Hoya Corp.	3,160,917	168,871,511
Japan Airlines Co. Ltd.	4,501,500	177,649,234
Japan Aviation Electronics Industry Ltd.	436,000	7,426,728
Kajima Corp.	32,000	308,291
Kamigumi Co. Ltd.	335,600	7,554,890
Kao Corp.	3,200	230,035
KDDI Corp.	491,900	13,204,364
Keyence Corp.	27,600	16,829,907
Kinden Corp.	1,102,900	19,235,541
Kintetsu Group Holdings Co. Ltd.	6,900	280,357
Koito Manufacturing Co. Ltd.	758,400	50,755,158
Komatsu Ltd.	1,662,100	56,658,841
Kuraray Co. Ltd.	462,500	7,702,544
Kyudenko Corp.(c)	182,500	8,527,133
Kyushu Railway Co.	983,500	31,474,950
Mabuchi Motor Co. Ltd.	261,700	13,147,934
Maeda Road Construction Co. Ltd.	444,000	9,580,415
Marubeni Corp.	62,800	471,600
Mazda Motor Corp.	6,300	87,595
Medipal Holdings Corp.	416,100	8,926,523
Mitsubishi Chemical Holdings Corp.	18,400	174,057
Mitsubishi Electric Corp.	10,363,800	158,882,758
Mitsubishi Tanabe Pharma Corp.	16,000	303,892
Mitsubishi UFJ Financial Group, Inc.	48,600	325,685
MS&AD Insurance Group Holdings, Inc.	10,700	360,549
Murata Manufacturing Co. Ltd.	1,353,440	170,866,823
Nichias Corp.	471,000	5,965,893
Nippo Corp.	433,000	9,930,813
Nippon Telegraph & Telephone Corp.	255,600	12,129,537
Nippon Television Holdings, Inc.	825,600	14,470,993
Nitto Denko Corp.	1,879,500	139,731,087
Nomura Holdings, Inc.	10,700	61,627
Okumura Corp.	403,124	16,688,867
Olympus Corp.	10,000	372,905
Oracle Corp. Japan	4,300	353,235
Otsuka Holdings Co. Ltd.	146,700	7,669,870
Panasonic Corp.	43,400	642,630
Rakuten, Inc.	31,500	223,857
Renesas Electronics Corp.(a)(c)	2,533,700	26,430,770
Resona Holdings, Inc.	108,400	615,937
Rohm Co. Ltd.	1,006,000	93,218,994
Seino Holdings Co Ltd.	474,900	8,895,234
Seven & i Holdings Co. Ltd.	126,700	5,582,501
Shimamura Co. Ltd.	64,100	7,459,526
Shin-Etsu Chemical Co. Ltd.	1,597,540	160,312,587
Shionogi & Co. Ltd.	22,400	1,151,174
Sony Corp.	17,200	803,345
Stanley Electric Co. Ltd.	218,300	7,889,212
Subaru Corp.	3,126,990	104,961,689
Sumitomo Chemical Co. Ltd.	6,000	34,330
Sumitomo Electric Industries Ltd.	1,441,200	22,063,418
Sumitomo Mitsui Financial Group, Inc.	1,596,400	66,535,145
Suzuken Co. Ltd.	184,200	7,920,313
Suzuki Motor Corp.	3,237,308	173,998,282
T&D Holdings, Inc.	1,800	30,571
Taisei Corp.	15,700	846,951
Takeda Pharmaceutical Co. Ltd.	5,900	248,449
Toagosei Co., Ltd.	447,300	5,278,689
Toda Corp.	1,973,900	16,276,139
Toho Co. Ltd.	278,300	9,283,045

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
Tokio Marine Holdings, Inc.	1,291,521	$60,956,232
Tokyo Gas Co. Ltd.	4,656,657	124,962,833
Tokyo Steel Manufacturing Co. Ltd.	1,249,900	10,430,339
Toray Industries, Inc.	4,974,600	46,435,778
Toshiba Corp.(a)	212,000	568,178
Toyota Industries Corp.	2,180,280	128,573,129
TV Asahi Holdings Corp.	600,600	14,085,028
Ube Industries Ltd.	2,312,850	70,459,077
Unicharm Corp.	13,800	387,971
West Japan Railway Co.	365,300	25,819,860
Yamato Kogyo Co. Ltd.	259,300	7,643,821

		3,266,106,086
Macau — 0.0%
Sands China Ltd.	21,600	124,834

Malaysia — 0.0%
Malaysia Airports Holdings Bhd	2,355,000	5,408,067

Mexico — 0.0%
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Class B	118,739	175,994
Cemex SAB de CV(a)	1,272,856	796,298
Grupo Financiero Banorte SAB de CV, Series O	48,367	302,636

		1,274,928
Netherlands — 1.5%
ABN AMRO Group NV CVA(b)	3,192,613	99,006,854
ING Groep NV	6,522,888	109,913,990
Koninklijke Philips NV	7,796,017	329,975,764
Unilever NV CVA	7,724	442,806

		539,339,414
Norway — 0.0%
DNB ASA	12,642	236,422
Telenor ASA	14,630	323,819

		560,241
Poland — 0.0%
PGE SA(a)	153,865	457,432

Portugal — 0.1%
Jeronimo Martins SGPS SA	356,109	6,245,080
NOS SGPS SA	4,754,104	28,259,077

		34,504,157
Singapore — 0.3%
CapitaLand Ltd.	26,142,201	73,716,982
ComfortDelGro Corp. Ltd.	5,930,400	10,009,259
Genting Singapore PLC	883,000	773,610
Singapore Telecommunications Ltd.	5,813,700	15,377,780

		99,877,631
South Africa — 0.0%
Naspers Ltd., Class N	1,294	315,244
Tiger Brands Ltd.	21,622	675,760

		991,004
South Korea — 0.7%
Amorepacific Corp.(c)	29,576	9,622,894
Coway Co. Ltd.	141,939	11,599,294
Doosan Bobcat, Inc.	1,780,877	54,052,721
Hana Financial Group, Inc.	9,764	433,846
Industrial Bank of Korea	26,920	422,154
KT&G Corp.	792,681	72,484,566
LG Chem Ltd.	53,024	17,748,655
Lotte Chemical Corp.	362	139,398
POSCO	56,994	19,637,891
Samsung Electronics Co. Ltd.	23,993	59,469,209
Shinhan Financial Group Co. Ltd.	2,559	113,944
SK Hynix, Inc.	6,491	510,478

Security	Shares	Value
South Korea (continued)
SK Innovation Co. Ltd.	1,345	$246,466
SK Telecom Co. Ltd.	60,052	12,830,888
Woori Bank	15,893	237,273

		259,549,677
Spain — 0.3%
Aena SME SA(b)	3,277	675,483
Amadeus IT Group SA	8,540	623,077
Banco Bilbao Vizcaya Argentaria SA	52,798	427,244
CaixaBank SA	82,015	398,828
Cellnex Telecom SAU(b)	4,457,125	119,536,653
Repsol SA	14,670	279,945

		121,941,230
Sweden — 0.0%
Essity AB, Class B	14,220	360,693
Sandvik AB	37,346	636,765
Skandinaviska Enskilda Banken AB, Class A	46,070	432,507
Volvo AB, Class B	67,174	1,138,355

		2,568,320
Switzerland — 1.1%
ABB Ltd., Registered Shares	42,055	980,536
Cie Financiere Richemont SA, Registered Shares(a)	334	31,750
Glencore PLC(a)	28,490	137,236
Nestle SA, Registered Shares	2,766,584	214,327,475
Novartis AG, Registered Shares	7,993	615,255
Roche Holding AG	5,042	1,120,269
Swatch Group AG, Registered Shares	6,034	537,651
Swiss Re AG	3,140	299,145
UBS Group AG, Registered Shares(a)	11,084,193	186,046,955
Zurich Insurance Group AG	302	96,469

		404,192,741
Taiwan — 0.8%
Cathay Financial Holding Co. Ltd.	8,363,000	15,001,173
Cheng Shin Rubber Industry Co. Ltd.	4,632,672	7,470,067
China Development Financial Holding Corp.	375,000	141,787
Chunghwa Telecom Co. Ltd.	19,497,001	74,187,397
CTBC Financial Holding Co. Ltd.	88,000	62,758
Far EasTone Telecommunications Co. Ltd.	12,045,000	31,867,770
Formosa Chemicals & Fibre Corp.	3,304,000	12,139,393
Formosa Petrochemical Corp.	2,354,000	9,605,132
Formosa Plastics Corp.	3,437,000	12,061,252
Fubon Financial Holding Co. Ltd.	9,286,000	15,887,016
Hon Hai Precision Industry Co. Ltd.	5,357,700	14,901,809
Nan Ya Plastics Corp.	4,313,000	11,813,240
Nanya Technology Corp.	82,000	255,256
Pegatron Corp.	74,000	172,529
Taiwan Cooperative Financial Holding Co. Ltd.	145,000	84,254
Taiwan Mobile Co. Ltd.	10,201,000	37,671,307
Taiwan Semiconductor Manufacturing Co. Ltd.	2,102,000	16,011,644
Uni-President Enterprises Corp.	8,199,000	19,732,239

		279,066,023
Thailand — 0.2%
Advanced Info Service PCL, Foreign Registered Shares	3,199,100	21,084,056
Intouch Holdings PCL, Class F	8,038,901	14,837,323
PTT Global Chemical PCL, Foreign Registered Shares	6,729,900	20,897,662
Siam Cement PCL, Foreign Registered Shares	974,000	14,413,506
Thai Oil PCL, Foreign Registered Shares — NVDR	3,578,500	10,686,743

		81,919,290

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
Turkey — 0.0%
BIM Birlesik Magazalar AS	10,204	$173,372
Tupras Turkiye Petrol Rafinerileri AS	2,726	69,683
Turkiye Halk Bankasi AS	88,109	180,270

		423,325
United Arab Emirates — 0.5%
NMC Health PLC	3,547,675	173,350,202

United Kingdom — 2.6%
Anglo American PLC	9,359	220,210
Aon PLC	272	38,752
Aviva PLC	26,249	190,717
BAE Systems PLC	58,081	487,312
Barclays PLC	43,974	125,374
Berkeley Group Holdings PLC	386,674	21,647,544
BP PLC	70,706	525,201
Centrica PLC	167,064	353,735
Diageo PLC	4,186	149,334
Experian PLC	2,711	62,115
GlaxoSmithKline PLC	48,003	962,804
GW Pharmaceuticals PLC — ADR(a)	214,380	28,493,246
HSBC Holdings PLC	18,802,814	187,200,389
Imperial Brands PLC	13,103	468,820
International Consolidated Airlines Group SA	47,712	411,721
Legal & General Group PLC	162,741	602,750
Liberty Global PLC, Class A(a)	2,232,006	67,272,661
Liberty Global PLC, Class C(a)	13,584	395,294
Lloyds Banking Group PLC	1,385,443	1,228,814
National Grid PLC	1	9
Prudential PLC	4,975	127,927
Rio Tinto PLC	12,977	707,323
Royal Dutch Shell PLC — ADR, Class A	2,114,158	147,779,644
Royal Dutch Shell PLC, A Shares	4,025,459	140,865,923
Royal Dutch Shell PLC, Class A	6,588	229,204
Royal Dutch Shell PLC, Class B	40,419	1,442,911
SSE PLC	4,106	77,926
Unilever PLC	425	23,839
Vodafone Group PLC	97,431,918	284,326,826
Vodafone Group PLC — ADR	1,740,062	51,175,224

		937,593,549
United States — 30.0%
3M Co.	20,694	4,022,707
AbbVie, Inc.	76,738	7,409,054
Acadia Healthcare Co., Inc.(a)(c)	1,568,493	55,806,981
Activision Blizzard, Inc.	4,571	303,286
Adobe Systems, Inc.(a)	46,475	10,298,860
Aetna, Inc.	47,162	8,444,356
Agilent Technologies, Inc.	11,169	734,250
Air Products & Chemicals, Inc.	1,527,976	247,975,225
Allergan PLC	392	60,231
Alliance Data Systems Corp.	13,295	2,699,550
Allstate Corp.	1,575	154,066
Ally Financial, Inc.	99,826	2,605,459
Alphabet, Inc., Class A(a)	1,992	2,029,011
Alphabet, Inc., Class C(a)	348,934	354,981,026
Amazon.com, Inc.(a)	238,444	373,434,302
Amdocs Ltd.	95,610	6,429,772
American Express Co.	725	71,594
American International Group, Inc.	12,740	713,440
American Tower Corp.	55,507	7,568,935
Ameriprise Financial, Inc.	31,990	4,485,318
AmerisourceBergen Corp.	3,079	278,896
Amgen, Inc.	44,141	7,701,722
Anadarko Petroleum Corp.	3,374,344	227,160,838
Anthem, Inc.	804,085	189,756,019

Security	Shares	Value
United States (continued)
Apple, Inc.	4,947,731	$817,662,025
Applied Materials, Inc.	23,124	1,148,569
Archer-Daniels-Midland Co.	2,335	105,962
AT&T, Inc.	15,486	506,392
Automatic Data Processing, Inc.	2,415	285,163
AutoZone, Inc.(a)	272	169,869
Bank of America Corp.	10,860,708	324,952,383
Bank of New York Mellon Corp.	62,139	3,387,197
Baxter International, Inc.	216,549	15,050,155
Berkshire Hathaway, Inc., Class B(a)	87,297	16,912,048
Biogen, Inc.(a)	169,302	46,321,027
Boeing Co.	29,306	9,775,309
Booking Holdings, Inc.(a)	302	657,756
Boston Scientific Corp.(a)	9,268	266,177
Bristol-Myers Squibb Co.	13,222	689,263
Broadcom Inc.	518	118,840
CA, Inc.	21,858	760,658
Capital One Financial Corp.	50,186	4,547,855
Carnival Corp.	22,069	1,391,671
Caterpillar, Inc.	20,074	2,897,883
Celgene Corp.(a)	14,037	1,222,623
Charles Schwab Corp.	4,176,687	232,557,932
Charter Communications, Inc., Class A(a)	378,760	102,753,800
Chevron Corp.	28,100	3,515,591
Chubb Ltd.	889,359	120,659,336
Cigna Corp.	4,317	741,747
Cisco Systems, Inc.	33,267	1,473,395
Citigroup, Inc.	2,800,756	191,207,612
Cloudera, Inc.(a)	5,638,928	80,354,724
CME Group, Inc.	714	112,584
Coca-Cola Co.	10,798	466,582
Cognizant Technology Solutions Corp., Class A	9,602	785,636
Colgate-Palmolive Co.	131,862	8,601,358
Comcast Corp., Class A	12,390,862	388,949,127
Conagra Brands, Inc.	31,697	1,175,008
ConocoPhillips	17,630	1,154,765
Constellation Brands, Inc., Class A	31,859	7,427,289
Corning, Inc.	10,353	279,738
Costco Wholesale Corp.	1,660	327,286
Crown Holdings, Inc.(a)	68,203	3,399,238
CSX Corp.	1,087	64,557
Cummins, Inc.	15,790	2,524,189
CVS Health Corp.	3,033,543	211,832,308
Danaher Corp.	4,528	454,249
Dave & Buster’s Entertainment, Inc.(a)	1,272,861	54,083,864
Dell Technologies, Inc., Class V(a)	13,691	982,603
Delta Air Lines, Inc.	67,050	3,501,351
Devon Energy Corp.	6,158	223,720
Discover Financial Services	77,368	5,512,470
DISH Network Corp., Class A(a)	753,676	25,285,830
Dollar General Corp.	3,049	294,320
DowDuPont, Inc.	4,899,733	309,859,115
Dropbox, Inc., Class A(a)	673,902	20,291,189
Dropbox, Inc., Class B(a)	5,237,750	151,487,923
DXC Technology Co.	3,713	382,662
Eaton Corp. PLC	5,857	439,451
eBay, Inc.(a)	44,947	1,702,592
Edgewell Personal Care Co.(a)	1,677,676	73,901,628
Edwards Lifesciences Corp.(a)	4,407	561,276
Electronic Arts, Inc.(a)	126,256	14,895,683
Eli Lilly & Co.	1,389	112,606
Emerson Electric Co.	3,260	216,497
Entergy Corp.	725	59,153
Estee Lauder Cos., Inc., Class A	954	141,278

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
United States (continued)
Expedia Group, Inc.	1,902	$218,996
Express Scripts Holding Co.(a)	16,271	1,231,715
Exxon Mobil Corp.	24,060	1,870,665
Facebook, Inc., Class A(a)	2,762,262	475,109,064
Fieldwood Energy, Inc.(f)	360,698	13,165,477
Fieldwood Energy, Inc.(f)	97,383	3,554,479
Fifth Third Bancorp	134,196	4,451,281
FleetCor Technologies, Inc.(a)	819,511	169,868,240
Ford Motor Co.	10,234	115,030
Fortune Brands Home & Security, Inc.	323,425	17,688,113
Franklin Resources, Inc.	6,822	229,492
General Dynamics Corp.	27,696	5,575,482
General Electric Co.	10,467,216	147,273,729
General Mills, Inc.	17,118	748,741
General Motors Co.	23,335	857,328
Gilead Sciences, Inc.	2,786,956	201,301,832
Global Payments, Inc.	97,784	11,054,481
Goldman Sachs Group, Inc.	426,208	101,578,153
Goodyear Tire & Rubber Co.	65,171	1,636,444
Halliburton Co.	6,762	358,318
Hartford Financial Services Group, Inc.	200,016	10,768,861
HCA Healthcare, Inc.	2,147,362	205,588,438
HCP, Inc.	12,885	300,994
Helmerich & Payne, Inc.	52,265	3,635,031
Hewlett Packard Enterprise Co.	11,214	191,199
Home Depot, Inc.	53,434	9,874,603
HP, Inc.	50,478	1,084,772
Humana, Inc.	362	106,493
Huntsman Corp.	70,455	2,097,445
Illinois Tool Works, Inc.	28,936	4,109,491
Illumina, Inc.(a)	1,208	291,043
Ingersoll-Rand PLC	10,022	840,746
Intel Corp.	140,153	7,234,698
International Business Machines Corp.	852,103	123,520,851
International Paper Co.	97,401	5,021,996
Intuit, Inc.	46,584	8,608,257
Intuitive Surgical, Inc.(a)	1,147	505,575
Jawbone Health Hub, Inc., (Acquired 1/24/17, Cost $0)(a)(f)(g)	1,518,232	15
Johnson & Johnson	948,685	119,999,166
JPMorgan Chase & Co.	1,045,963	113,779,855
Kimberly-Clark Corp.	4,709	487,570
Kinder Morgan, Inc.	22,099	349,606
KLA-Tencor Corp.	49,501	5,036,232
Kohl’s Corp.	40,151	2,494,180
Lam Research Corp.	3,260	603,296
Las Vegas Sands Corp.	15,667	1,148,861
Lear Corp.	28,192	5,271,058
Liberty Broadband Corp., Class A(a)	230,627	16,254,591
Liberty Broadband Corp., Class C(a)	719,603	51,012,657
Liberty Media Corp. — Liberty SiriusXM, Class A(a)	827,001	34,543,832
Liberty Media Corp. — Liberty SiriusXM, Class C(a)	1,362,721	56,770,957
Lockheed Martin Corp.	848	272,072
Lookout, Inc., (Acquired 3/04/15, cost $2,096,082)(a)(f)(g)	183,495	77,068
Lowe’s Cos., Inc.	194,022	15,993,233
ManpowerGroup, Inc.	25,451	2,436,170
Marathon Petroleum Corp.	124,184	9,302,623
Marsh & McLennan Cos., Inc.	892,504	72,739,076
Masco Corp.	173,011	6,551,927
Mastercard, Inc., Class A	110,373	19,676,195
McDonald’s Corp.	36,570	6,123,281
McKesson Corp.	17,578	2,745,859
Merck & Co., Inc.	172,499	10,155,016

Security	Shares	Value
United States (continued)
MetLife, Inc.	2,182,161	$104,023,615
MGM Resorts International	2,695,287	84,685,918
Micron Technology, Inc.(a)	75,949	3,492,135
Microsoft Corp.	6,964,625	651,331,730
Mohawk Industries, Inc.(a)	820,833	172,276,430
Mondelez International, Inc., Class A	255,095	10,076,252
Morgan Stanley	4,709,820	243,120,908
Motorola Solutions, Inc.	3,864	424,383
NextEra Energy Partners LP	1,236,612	51,529,622
NextEra Energy, Inc.	1,145,554	187,767,756
NIKE, Inc., Class B	1,479	101,149
Norfolk Southern Corp.	1,570	225,248
Northrop Grumman Corp.	47,436	15,276,289
NVIDIA Corp.	1,509	339,374
O’Reilly Automotive, Inc.(a)(c)	624,137	159,822,762
Oracle Corp.	38,308	1,749,526
PACCAR, Inc.	4,287	272,953
Packaging Corp. of America	59,197	6,848,501
Paychex, Inc.	2,777	168,203
PepsiCo, Inc.	131,492	13,272,802
Pfizer, Inc.	7,144,188	261,548,723
PG&E Corp.	2,023	93,260
Philip Morris International, Inc.	12,528	1,027,296
Phillips 66	52,454	5,838,655
Pioneer Natural Resources Co.	263,135	53,034,859
Pivotal Software, Inc., Class A(a)	925,340	16,693,134
Procter & Gamble Co.	2,429,140	175,723,988
Prologis, Inc.	5,223	339,025
Prudential Financial, Inc.	43,318	4,605,570
Pure Storage, Inc., Class A(a)	4,383,816	88,684,598
PVH Corp.	21,903	3,497,252
QUALCOMM, Inc.	4,692,604	239,369,730
Raytheon Co.	64,468	13,212,072
Reinsurance Group of America, Inc.	32,369	4,835,929
Rockwell Automation, Inc.	24,523	4,034,769
Ross Stores, Inc.	29,609	2,393,888
Royal Caribbean Cruises Ltd.	30,850	3,337,661
Schlumberger Ltd.	779,977	53,475,223
Sempra Energy	976,875	109,214,625
Snap, Inc., Class A(a)(c)	4,859,399	69,635,188
St. Joe Co.(a)(t)	3,047,194	52,564,096
Starbucks Corp.	1,484	85,434
State Street Corp.	30,460	3,039,299
Stryker Corp.	86,408	14,639,243
SunTrust Banks, Inc.	1,865,920	124,643,456
Sysco Corp.	4,755	297,378
Target Corp.	17,449	1,266,797
Tenet Healthcare Corp.(a)	2,706,787	64,800,481
TESARO, Inc.(a)(c)	364,144	18,538,571
Texas Instruments, Inc.	8,513	863,474
Thermo Fisher Scientific, Inc.	38,626	8,124,979
TJX Cos., Inc.	107,174	9,093,714
Travelers Cos., Inc.	111,542	14,678,927
TripAdvisor, Inc.(a)(c)	1,458,058	54,560,530
Tyson Foods, Inc., Class A	47,142	3,304,654
Union Pacific Corp.	302	40,356
United Continental Holdings, Inc.	2,303,110	155,552,049
United Rentals, Inc.(a)	38,681	5,802,150
United Technologies Corp.	2,596	311,909
UnitedHealth Group, Inc.	87,642	20,718,569
Valero Energy Corp.	115,397	12,800,989
VeriSign, Inc.(a)(c)	58,979	6,925,314
Verizon Communications, Inc.	208,662	10,297,470
VF Corp.	10,114	817,919

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Shares	Value
United States (continued)
Visa, Inc., Class A		120,553	$15,295,765
Vistra Energy Corp.(a)		786,424	17,969,788
VMware, Inc., Class A(a)		6,973	929,222
Vornado Realty Trust		3,647	248,105
WABCO Holdings, Inc.(a)		29,860	3,851,641
Walgreens Boots Alliance, Inc.		17,811	1,183,541
Walmart Inc.		14,883	1,316,550
Walt Disney Co.		2,747	275,607
Waste Management, Inc.		4,739	385,233
Wells Fargo & Co.		13,072	679,221
Western Digital Corp.		41,490	3,268,997
WestRock Co.		976,041	57,742,586
Williams Cos., Inc.		10,718,345	275,783,017
Williams-Sonoma, Inc.		1,033,226	49,388,203
Wyndham Worldwide Corp.		59,138	6,754,151
Wynn Resorts Ltd.		12,653	2,355,862
Yum! Brands, Inc.		5,513	480,182
Zimmer Biomet Holdings, Inc.		793,603	91,399,258
Zynga, Inc., Class A(a)		9,957,589	34,353,682

			10,849,028,304

Total Common Stocks — 56.1% (Cost — $15,857,997,606)			20,293,030,193

		Par (000)
Corporate Bonds — 3.2%

Australia — 0.3%
Quintis Ltd., 8.75%, 08/01/23(a)(b)(h)	USD	120,610	84,427,000
Quintis Ltd., 14.00%, 05/31/18(a)(f)(h)		9,279	9,206,061

			93,633,061
Belgium — 0.1%
Anheuser-Busch InBev Worldwide, Inc.:
3.50%, 01/12/24		15,550	15,474,170
4.00%, 04/13/28		25,615	25,448,074

			40,922,244
Brazil — 0.0%
Odebrecht Finance Ltd., 4.38%, 04/25/25(b)		21,269	5,689,457

Chile — 0.0%
Inversiones Alsacia SA, 8.00%, 12/31/18(a)(b)(h)(i)		34,421	946,571

China — 0.0%
China Milk Products Group Ltd., 0.00%, 01/15/49(a)(f)(h)(i)(j)		39,500	395,000

France — 0.1%
Danone SA, 2.59%, 11/02/23(b)		29,684	28,018,881

India — 0.0%
REI Agro Ltd., 5.50%, 11/13/18(a)(f)(h)(i)		8,271	1
REI Agro Ltd., 5.50%, 11/13/18(a)(f)(h)(i)		46,516	4

			5
Italy — 0.0%
Telecom Italia SpA, 5.30%, 05/30/24(b)		16,633	16,940,710

Luxembourg — 0.2%
Actavis Funding SCS, 3.45%, 03/15/22		27,962	27,494,041
Intelsat Jackson Holdings SA:
7.50%, 04/01/21		24,262	22,957,917
8.00%, 02/15/24(b)		8,522	9,001,363

			59,453,321

Security		Par (000)	Value
Mexico — 0.2%
Petroleos Mexicanos:
(3 mo. LIBOR + 3.65%), 5.72%, 03/11/22(k)	USD	32,239	$35,188,868
4.63%, 09/21/23		41,815	41,270,151
Trust F/1401, 5.25%, 12/15/24(b)		6,890	6,975,436

			83,434,455
Netherlands — 0.3%
Bayer Capital Corp. BV, 5.63%, 11/22/19(b)(i)	EUR	59,300	77,160,486
Bio City Development Co. BV, 8.00%, 07/06/18(a)(b)(f)(h)(i)(t)	USD	140,850	37,015,380
Cooperatieve Rabobank UA, 3.95%, 11/09/22		8,259	8,241,994

			122,417,860
Singapore — 0.1%
CapitaLand Ltd., 1.95%, 10/17/23(b)(i)	SGD	35,000	26,890,083

Switzerland — 0.1%
UBS Group Funding Switzerland AG, 4.13%, 09/24/25(b)	USD	20,186	20,085,623

United Arab Emirates — 0.2%
Dana Gas Sukuk, Ltd., 7.00%, 10/31/18(a)(b)(h)(i)(l)		86,375	75,146,476

United States — 1.6%
AbbVie, Inc., 2.90%, 11/06/22		24,356	23,710,791
AliphCom(a)(f)(g)(h)(i):
(Acquired 11/11/15, cost $11,400,698), 15.00%, 04/28/20		11,493	1
(Acquired 4/27/15 - 7/21/15, cost $203,521,137), 15.00%, 04/28/20		204,855	20
Ally Financial, Inc., 3.50%, 01/27/19		17,849	17,840,075
Amgen, Inc., 1.85%, 08/19/21		4,869	4,656,972
Apple, Inc.:
3.35%, 02/09/27		49,337	48,283,500
3.20%, 05/11/27		47,407	45,764,577
AT&T, Inc.:
3.00%, 06/30/22		44,365	43,318,756
4.45%, 04/01/24		7,024	7,194,378
3.40%, 08/14/24		77,861	78,668,760
Bank of America Corp.:
(3 mo. LIBOR US + 0.66%), 2.37%, 07/21/21(k)		11,209	10,995,594
4.00%, 01/22/25		15,102	14,926,771
Becton Dickinson & Co.:
3.13%, 11/08/21		29,124	28,654,487
2.89%, 06/06/22		24,015	23,233,035
3.36%, 06/06/24		12,584	12,107,054
Citigroup, Inc., 2.45%, 01/10/20		24,863	24,643,460
CVS Health Corp., 3.70%, 03/09/23		102,120	101,567,363
eBay, Inc., 2.75%, 01/30/23		14,702	14,127,864
Edgewell Personal Care Co.:
4.70%, 05/19/21		13,485	13,367,006
4.70%, 05/24/22		13,895	13,542,067
Forest Laboratories LLC, 5.00%, 12/15/21(b)		14,215	14,738,410
General Motors Financial Co., Inc., 3.45%, 04/10/22		12,099	11,934,661
Hughes Satellite Systems Corp., 7.63%, 06/15/21		4,968	5,328,180
Santander Holdings USA, Inc., 3.70%, 03/28/22		8,170	8,098,173
Sherwin-Williams Co., 2.25%, 05/15/20		4,854	4,770,436
Synchrony Financial, 3.75%, 08/15/21		8,436	8,471,199
Verizon Communications, Inc., 2.63%, 08/15/26		13,931	12,505,623

			592,449,213

Total Corporate Bonds — 3.2% (Cost — $1,669,492,447)			1,166,422,960

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Floating Rate Loan Interests(l) — 0.2%

United States — 0.2%
Fieldwood Energy LLC(a)(h):
Exit 1st Lien Term Loan, (1 mo. LIBOR + 5.25% 1.00% Floor), 7.15%, 04/11/22	USD	11,587	$11,620,699
Exit 2nd Lien Term Loan, (1 mo. LIBOR + 7.25% 1.00% Floor), 9.15%, 04/11/23		15,642	15,075,236
Hilton Worldwide Finance LLC, Term Loan B2, (1 mo. LIBOR + 1.75%), 3.65%, 10/25/23		47,491	47,868,315
Sheridan Investment Partners II LP:
Term Loan A, (3 mo. LIBOR + 3.50%), 5.49%, 12/16/20		11,777	10,224,130
Term Loan B, (3 mo. LIBOR + 3.50%), 5.49%, 12/16/20		611	530,389
Term Loan M, (3 mo. LIBOR + 3.50%), 5.49%, 12/16/20		1,638	1,422,264

Total Floating Rate Loan Interests — 0.2% (Cost — $88,999,245)			86,741,033

Foreign Agency Obligations — 8.5%

Argentina — 1.0%
Argentine Republic Government International Bond:
3.38%, 01/15/23	EUR	30,557	36,478,111
7.50%, 04/22/26	USD	63,629	66,683,192
6.88%, 01/26/27		47,049	46,861,274
5.88%, 01/11/28		119,537	109,495,892
5.25%, 01/15/28	EUR	4,891	5,743,945
7.82%, 12/31/33		62,082	82,560,988

			347,823,402
Australia — 1.6%
Australia Government Bond:
2.75%, 04/21/24	AUD	438,218	333,474,118
3.00%, 03/21/47		110,213	78,336,190
Series 133, 5.50%, 04/21/23		183,358	157,706,521

			569,516,829
Brazil — 1.6%
Brazil Notas do Tesouro Nacional:
10.00%, 01/01/23	BRL	606	179,642,824
10.00%, 01/01/27		742	215,627,296
Brazilian Government International Bond:
4.63%, 01/13/28	USD	100,574	96,852,762
5.00%, 01/27/45		73,010	63,153,650
5.63%, 02/21/47		27,704	26,069,464

			581,345,996
Canada — 0.9%
Canadian Government Bond:
0.50%, 08/01/18	CAD	352,157	273,730,447
0.75%, 03/01/21		86,668	65,212,110

			338,942,557
Germany — 0.6%
Bundesrepublik Deutschland, 0.01%, 08/15/26	EUR	168,606	197,357,474

Italy — 0.4%
Italy Buoni Poliennali Del Tesoro:
0.95%, 03/01/23		78,274	95,903,702
1.85%, 05/15/24		45,005	57,098,033

			153,001,735
Japan — 0.6%
Japan Government Bond 0.10%, 10/15/18	JPY	24,956,150	228,536,423

Security		Par (000)	Value
Mexico — 1.0%
Mexican Bonos:
8.50%, 12/13/18	MXN	25,240	$135,604,264
6.50%, 06/10/21		17,566	91,645,959
6.50%, 06/09/22		24,942	129,184,168

			356,434,391
Poland — 0.8%
Poland Government Bond	PLN	1,089,867,046	296,947,109

South Korea — 0.0%
Export-Import Bank of Korea	USD	10,050,046	9,844,216

Total Foreign Agency Obligations — 8.5% (Cost — $3,089,765,230)			3,079,750,132

		Shares
Investment Companies(d) — 3.5%

United States — 3.5%
ETFS Gold Trust(a)		1,201,717	153,459,261
ETFS Palladium Trust(a)		294,274	27,073,208
ETFS Platinum Trust(a)		294,567	25,326,871
iShares Gold Trust(a)(t)		31,800,860	401,326,853
SPDR Gold Shares(a)		5,198,821	647,721,108

Total Investment Companies — 3.5% (Cost — $1,205,677,221)			1,254,907,301

Preferred Securities Capital Trusts — 1.0%

Netherlands — 0.0%
ING Groep NV, 6.00%(k)(n)		14,653	14,963,644

United Kingdom — 0.4%
HSBC Holdings PLC, 6.38%(k)(n)		49,731	50,899,679
Lloyds Bank PLC, 13.40%(k)(n)		29,991	74,959,436

			125,859,115
United States — 0.6%
American Express Co., Series C, 4.90%(k)(n)		18,721	18,767,803
Citigroup, Inc., Series O, 5.88%(k)(n)		58,526	60,135,465
Citigroup, Inc., Series Q, 5.95%(k)(n)		23,386	24,175,277
Goldman Sachs Group, Inc., Series M, 5.38%(k)(n)		30,081	30,757,822
Morgan Stanley, Series H, 5.45%(k)(n)		21,230	21,574,987
NBCUniversal Enterprise, Inc., 5.25%(b)(n)		22,612	23,233,830
Prudential Financial, Inc., 5.88%, 09/15/42(k)		16,174	17,205,093
Prudential Financial, Inc., 5.63%, 06/15/43(k)		11,171	11,659,731
USB Capital IX, 3.50%(k)(n)		7,788,000	7,067,221

			214,577,229

Total Capital Trusts — 1.0% (Cost — $330,858,167)			355,399,988

Preferred Stocks — 1.6%
Brazil — 0.0%
Petroleo Brasileiro SA, Preference Shares, 0.00%(a)		32,261	211,505

South Korea — 0.0%
Samsung Electronics Co. Ltd., Preference Shares, 0.00%		246	481,191

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Shares	Value
United States — 1.6%
Anthem, Inc., 5.25%,05/01/18(i)		1,515,402	$86,165,758
Dominion Resources, Inc., Series A, 6.75%, 08/15/19(i)		1,196,315	54,958,711
Domo, Inc., Series D-2, (Acquired 04/01/15, cost $89,772,577), 0.00%(a)(f)(g)		10,647,158	62,392,346
Grand Rounds, Inc., Series C, (Acquired 03/31/15, cost $27,587,149), 0.00%(a)(f)(g)		9,935,944	24,144,344
Lookout, Inc., Series F (Acquired 09/19/14, cost $53,322,391), 0.00%(a)(f)(g)		4,667,945	47,799,746
Palantir Technologies, Inc., Series I (Acquired 03/27/14, cost $58,747,474), 0.00%(a)(f)(g)		9,583,601	52,805,641
Uber Technologies, Inc., Series D (Acquired 06/01/14, cost $90,664,966), 0.00%(a)(f)(g)		5,844,432	192,690,923
Wells Fargo & Co., Series L, 7.50%(i)(n)		11,678	14,954,964
Welltower, Inc., Series I, 6.50%(i)(n)		511,205	28,617,256

			564,529,689

Total Preferred Stocks — 1.6% (Cost — $487,855,915)			565,222,385

Trust Preferreds — 0.5%
China — 0.3%
Mandatory Exchangeable Trust, 5.75%, 06/03/19(b)(i)(n)		592,921	119,577,520

United States — 0.2%
Citigroup Capital XIII, 8.73%, 10/30/40(k)		1,319,420	35,347,262
GMAC Capital Trust I, Series 2, 7.62%, 02/15/40(k)		1,506,883	40,068,019

			75,415,281

Total Trust Preferreds — 0.5% (Cost — $131,037,107)			194,992,801

Total Preferred Securities — 3.1% (Cost — $949,759,189)			1,115,615,174

		Par (000)
U.S. Treasury Obligations — 16.2%
U.S. Treasury Notes:
1.13%, 07/31/21(r)	USD	76,316	72,648,778
2.38%, 01/31/23		925,012	908,354,658
2.63%, 02/28/23		875,025	868,838,600
2.50%, 03/31/23		872,111	860,562,735
2.75%, 02/28/25		761,004	754,196,385
2.63%, 03/31/25		1,047,532	1,029,527,249
2.75%, 02/15/28(r)(s)		1,399,199	1,377,227,309

Total U.S. Treasury Obligations — 16.2% (Cost — $5,912,188,618)			5,871,355,714

Warrants — 0.0%

Australia — 0.0%
Quintis Ltd., (Issued/exercisable 8/01/11, 1 share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)(a)(b)(f)		21,267,525	213

Total Long-Term Investments — 90.8% (Cost — $28,773,871,556)			32,867,822,720

Security		Shares	Value
Short-Term Securities — 9.3%

Time Deposits — 0.1%
Canada — 0.0%
Brown Brothers Harriman & Co., 0.55%, 05/01/18	CAD	12	$9,707
Europe — 0.0%
Citibank, New York, (0.58)%, 05/01/18	EUR	2,175	2,626,020
Hong Kong — 0.0%
BNP Paribas S.A., 0.28%, 05/01/18	HKD	4,012	511,146
Singapore — 0.0%
Brown Brothers Harriman & Co., 0.45%, 05/01/18	SGD	340	256,648
Switzerland — 0.0%
Brown Brothers Harriman & Co., (1.45)%, 05/01/18	CHF	4,234	4,272,653
United States — 0.1%
Brown Brothers Harriman & Co., 1.70%, 05/01/18	USD	11,124	8,352,913

			8,352,913

Total Time Deposits — 0.1% (Cost — $16,029,087)			16,029,087

		Par (000)
U.S. Treasury Obligations — 8.4%
U.S. Treasury Bills(o):
1.57% - 1.68,%, 05/03/18	USD	645,465	645,409,059
1.60% - 1.69%, 05/10/18		294,000	293,887,544
1.60% - 1.66%, 05/17/18		205,000	204,855,360
1.60% - 1.68%, 05/24/18		611,000	610,378,351
1.62% - 1.67%, 05/31/18		614,000	613,162,116
1.63% - 1.66%, 06/07/18		373,000	372,374,162
1.65%, 06/14/18		200,000	199,598,500
U.S. Treasury Notes, 1.25%, 12/15/18		78,661	78,241,975

Total U.S. Treasury Obligations — 8.4% (Cost — $3,009,519,671)			3,017,907,067

		Shares
Money Market Funds — 0.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.56%(p)(t)		27,981,441	27,981,441
SL Liquidity Series, LLC, Money Market Series, 1.93%(p)(q)(t)		256,020,883	256,020,883

Total Money Market Fund — 0.8% (Cost — $283,982,120)			284,002,324

Total Short-Term Securities — 9.3% (Cost — $3,309,530,878)			3,317,938,478

Options Purchased — 0.4% (Cost — $125,347,690)			155,939,972

Total Investments Before Investments Sold Short and Options written — 100.5% (Cost — $32,208,750,124)			36,341,701,170

Investments Sold Short — (0.3)%

Common Stocks — (0.3)%
Brown-Forman Corp., Class B		(330,388)	(18,514,944)
Estee Lauder Cos., Inc., Class A		(181,560)	(26,887,220)
LyondellBasell Industries NV, Class A		(443,781)	(46,920,965)

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks (continued)
Pernod Ricard SA	(107,299)	$(17,820,851)
Shiseido Co. Ltd.	(285,900)	(18,549,477)

Total Investments Sold Short — (0.3)% (Proceeds — $129,393,401)		(128,693,457)

Total Investments Before Options Written — 100.5% (Cost — $32,079,356,723)		36,213,007,713

Options Written — (0.3)% (Premiums Received — $89,385,925)		(95,928,762)

Total Investments, Net of Investments Sold Short and Options Written — 99.9% (Cost — $31,989,970,798)		36,117,078,951
Other Assets Less Liabilities — 0.1%		28,509,541

Net Assets — 100.0%		$36,145,588,492

(a)	Non-income producing security.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Security, or a portion of the security, is on loan.
(d)	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(e)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $379,833,036 and an original cost of $535,016,392, which was 1.46% of its net assets.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Convertible security.
(j)	Zero-coupon bond.
(k)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(l)	Variable rate security. Rate shown is the rate in effect as of period end
(m)	Floating rate security. Rate shown is the rate in effect as of period end.
(n)	Perpetual security with no stated maturity date.
(o)	Rates are discount rates or a range of discount rates paid at the time of purchase.
(p)	Annualized 7-day yield as of period end.
(q)	All or portion of security was purchased with the cash collateral from loaned securities.
(r)	All or portion of the security has been pledged in connection with outstanding futures contracts.
(s)	All or portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.

(t)	During the period ended April 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares/ Par Held at 10/31/17	Shares/ Par Purchased	Shares/ Par Sold		Shares/ Par Held at 04/30/18	Value at 04/30/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	98,212,840	—	(70,231,399	)(b)	27,981,441	$27,981,441	$163,600		$74	$—
SL Liquidity Series, LLC, Money Market Series	307,218,218	—	(51,197,335	)(b)	256,020,883	256,020,883	919,095	(c)	(10,160)	(4,021)
Bio City Development Co. BV	140,850,000	—	—		140,850,000	37,015,380	—		—	154,935
Platinum Group Metals Ltd.	8,627,632	—	(991,750)		7,635,882	1,444,641	—		(5,842,386)	4,163,242
St. Joe Co.	4,900,721	—	(1,853,527)		3,047,194	52,564,096	—		(2,629,087)	2,386,409
iShares Gold Trust	20,256,855	11,544,005	—		31,800,860	401,326,853	—		—	4,971,846

						$776,353,294	$1,082,695		$(8,481,559)	$11,672,411

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.
(d)	Represents net shares purchased.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
MSCI Emerging Markets E-Mini Index	6,189	06/15/18	$356,548	$(11,154,234)
Short Contracts:
Yen Denom Nikkei Index	2,378	06/07/18	242,799	(11,953,289)
Euro Stoxx 50 Index	891	06/15/18	37398	(1,873,621)
FTSE 100 Index	46	06/15/18	4,726	(258,758)
NASDAQ 100 E-Mini Index	1,717	06/15/18	227,090	13,651,029
S&P 500 E-Mini Index	1,827	06/15/18	241,803	5,773,403

				5,338,764

				$(5,815,470)

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Global Allocation Fund, Inc.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	41,302,132	EUR	33,376,000	UBS AG	05/21/18	$945,759
USD	236,670,441	EUR	190,978,000	UBS AG	05/21/18	5,750,633
USD	96,085,301	JPY	10,285,403,000	Barclays Bank PLC	06/08/18	1,775,441
USD	27,349,904	EUR	22,026,000	UBS AG	06/14/18	667,925
USD	36,552,522	EUR	29,574,961	UBS AG	06/14/18	725,841
USD	112,231,298	JPY	12,232,785,000	Goldman Sachs International	06/14/18	13,046
EUR	77,491,000	PLN	326,911,282	Deutsche Bank AG	06/15/18	685,537
USD	36,359,977	AUD	47,485,000	Citibank N.A.	06/28/18	604,522
USD	202,019,621	EUR	162,900,000	Barclays Bank PLC	06/29/18	4,433,688
USD	159,401,094	JPY	17,335,666,000	Deutsche Bank AG	07/12/18	38,262
USD	94,556,592	AUD	122,040,000	Deutsche Bank AG	07/13/18	2,652,689
USD	159,190,363	JPY	17,295,237,000	BNP Paribas S.A.	07/19/18	122,069
USD	61,875,679	AUD	81,318,000	Goldman Sachs International	07/26/18	631,901
USD	199,637,208	EUR	162,900,000	BNP Paribas S.A.	07/27/18	1,617,377
USD	199,794,407	EUR	162,900,000	UBS AG	08/03/18	1,667,336

						22,332,026

GBP	70,579,000	USD	99,021,490	JPMorgan Chase Bank N.A.	05/10/18	(1,821,498)
GBP	70,273,000	USD	98,510,027	JPMorgan Chase Bank N.A.	05/18/18	(1,697,312)
EUR	147,749,000	USD	183,087,754	UBS AG	05/21/18	(4,438,010)
GBP	72,830,000	USD	102,183,039	JPMorgan Chase Bank N.A.	05/24/18	(1,821,081)
JPY	10,285,403,000	USD	97,611,326	Barclays Bank PLC	06/08/18	(3,301,466)
EUR	144,625,000	USD	180,481,876	UBS AG	06/14/18	(5,285,234)
JPY	12,232,785,000	USD	115,567,935	Goldman Sachs International	06/14/18	(3,349,683)
EUR	111,088,000	USD	138,390,653	UBS AG	06/15/18	(3,808,842)
SEK	826,668,056	EUR	82,146,000	Deutsche Bank AG	06/21/18	(4,807,438)
EUR	162,900,000	USD	203,533,776	Barclays Bank PLC	06/29/18	(5,947,844)
SEK	787,562,964	EUR	77,255,000	BNP Paribas S.A.	06/29/18	(3,363,405)
EUR	103,393,000	USD	128,351,036	UBS AG	07/12/18	(2,813,006)
JPY	17,335,666,000	USD	162,504,603	Deutsche Bank AG	07/12/18	(3,141,770)
EUR	162,900,000	USD	203,817,222	Deutsche Bank AG	07/13/18	(6,011,523)
JPY	17,295,237,000	USD	162,361,528	BNP Paribas S.A.	07/19/18	(3,293,233)
EUR	162,900,000	USD	203,917,406	Goldman Sachs International	07/20/18	(6,004,698)
EUR	162,900,000	USD	204,076,233	BNP Paribas S.A.	07/27/18	(6,056,402)
NOK	572,192,000	USD	71,989,230	Morgan Stanley & Co. International PLC	07/27/18	(437,276)
PLN	316,954,000	USD	91,152,076	Goldman Sachs International	08/02/18	(696,910)
EUR	162,900,000	USD	204,158,823	UBS AG	08/03/18	(6,031,753)

						(74,128,384)

						$(51,796,358)

Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Depreciation
5Y – 30Y CMS Index Cap	0.60%	Goldman Sachs International	11/06/2018	USD	77,469	$21,559	$2,384,238	$(2,362,679)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR Gold Trust ETF(a)	732,500	07/20/18	USD	128.00	USD	91,262	$1,051,138

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Consolidated Financial Statements for details on the wholly-owned subsidiary.

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Global Allocation Fund, Inc.

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
5-Year Interest Rate Swap, 06/03/18	3-Month LIBOR, 2.35%	Quarterly	2.91%	Semi-annual	Goldman Sachs International	06/01/18	2.91%	USD	984,300	$1,002,411
10-Year Interest Rate Swap, 07/11/28	2.42	Quarterly	6-Month LIBOR, 2.51	Semi-annual	Goldman Sachs International	07/09/18	2.42	USD	986,296	318,288

										$1,320,699

Put
30-Year Interest Rate Swap, 05/04/48	2.75	Semi-annual	3-Month LIBOR, 2.35%	Quarterly	Goldman Sachs International	05/02/18	2.75	USD	120,387	5,903,753

										$7,224,452

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
EUR Currency	Barclays Bank PLC	—	05/18/18	USD	1.19	EUR	507,587	$11,412,745
SPDR Gold Trust ETF(a)	Morgan Stanley & Co. International PLC	974,315	06/01/18	USD	129.00	USD	121,390	365,368
GBP Currency	BNP Paribas S.A.	—	06/14/18	USD	1.41	GBP	484,354	2,974,640
SPDR Gold Trust ETF(a)	Societe Generale	1,232,138	06/15/18	USD	130.00	USD	153,512	616,069
SPDR Gold Trust ETF(a)	JPMorgan Chase Bank N.A.	733,175	06/29/18	USD	127.00	USD	91,346	971,457
SPDR Gold Trust ETF(a)	JPMorgan Chase Bank N.A.	438,939	07/20/18	USD	130.00	USD	54,687	436,744
SPDR Gold Trust ETF(a)	JPMorgan Chase Bank N.A.	438,690	07/20/18	USD	129.00	USD	54,656	524,235
SPDR Gold Trust ETF(a)	Societe Generale	1,461,389	08/17/18	USD	129.00	USD	182,074	2,397,920
Euro STOXX 50 Index	Deutsche Bank AG	15,600	09/21/18	EUR	3,426.55	EUR	54,194	2,673,495
BP PLC	UBS AG	3,155,985	01/18/19	USD	40.00	USD	23,372	17,121,213
Chevron Corp.	UBS AG	1,000,733	01/18/19	USD	125.00	USD	125,202	7,780,699
ConocoPhillips	UBS AG	1,663,706	01/18/19	USD	52.50	USD	108,973	24,040,552
Exxon Mobil Corp.	UBS AG	680,375	01/18/19	USD	95.00	USD	52,899	248,337
Occidental Petroleum Corp.	UBS AG	1,462,156	01/18/19	USD	75.00	USD	112,966	9,211,583
Royal Dutch Shell PLC	UBS AG	1,801,474	01/18/19	USD	60.00	USD	125,923	18,194,877
Schlumberger Ltd.	UBS AG	984,842	01/18/19	USD	90.00	USD	67,521	433,330
Suncor Energy, Inc.	UBS AG	2,124,878	01/18/19	USD	35.00	USD	81,234	10,146,292
TOTAL SA	UBS AG	2,170,035	01/18/19	USD	60.00	USD	135,866	10,524,670
Euro STOXX Banks Index	Morgan Stanley & Co. International PLC	551,286	09/18/20	EUR	136.50	EUR	71,711	4,628,349
Euro STOXX Banks Index	BNP Paribas S.A.	314,571	12/18/20	EUR	138.33	EUR	40,919	2,700,024
Euro STOXX Banks Index	Barclays Bank PLC	365,768	03/19/21	EUR	136.97	EUR	47,579	3,444,486
Euro STOXX Banks Index	Deutsche Bank AG	539,565	04/16/21	EUR	136.56	EUR	70,187	5,216,045
Euro STOXX Banks Index	UBS AG	583,778	06/18/21	EUR	134.92	EUR	75,938	6,117,256

								142,180,386

Put
S&P 500 Index	BNP Paribas S.A.	64,770	06/15/18	USD	2,620.00	USD	171,514	2,675,001
S&P 500 Index	Morgan Stanley & Co. International PLC	64,079	06/15/18	USD	2,625.00	USD	169,684	2,787,436

								5,462,437

								$147,642,823

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Consolidated Financial Statements for details on the wholly-owned subsidiary.

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Global Allocation Fund, Inc.

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
5-Year Interest Rate Swap, 06/03/18	2.66%	Semi-annual	3-Month LIBOR, 2.35%	Quarterly	Goldman Sachs International	06/01/18	2.66%	USD	1,476,430	$(113,449)
Put
5-Year Interest Rate Swap, 05/04/23	3-Month LIBOR, 2.35%	Semi-annual	2.50	Quarterly	Goldman Sachs International	05/02/18	2.50	USD	550,706	(10,370,788)
10-Year Interest Rate Swap, 07/11/28	3-Month LIBOR, 2.35%	Semi-annual	2.82%	Quarterly	Goldman Sachs International	07/09/18	2.82%	USD	986,296	$(17,468,950)

										(27,839,738)

										$(27,953,187)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR Gold Trust ETF(a)	Morgan Stanley & Co. International PLC	974,315	06/01/18	USD	$141.00	USD	121,390	$(19,545)
GBP Currency	BNP Paribas S.A.	—	06/14/18	USD	1.46	GBP	484,354	(242,052)
USD Currency	Goldman Sachs International	—	06/14/18	ZAR	12.50	USD	121,089	(2,293,054)
S&P 500 Index	BNP Paribas S.A.	64,770	06/15/18	USD	2,735.00	USD	171,514	(890,587)
S&P 500 Index	Morgan Stanley & Co. International PLC	64,079	06/15/18	USD	2,740.00	USD	169,684	(817,007)
SPDR Gold Trust ETF(a)	Societe Generale	1,232,138	06/15/18	USD	145.00	USD	153,512	(30,803)
SPDR Gold Trust ETF(a)	Societe Generale	1,461,389	08/17/18	USD	142.00	USD	182,074	(516,016)
Apple, Inc.	Barclays Bank PLC	245,522	01/18/19	USD	160.00	USD	40,575	(4,014,285)
Comcast Corp., Class A	Citibank N.A.	1,039,611	01/18/19	USD	36.25	USD	32,633	(1,216,345)
DowDuPont, Inc.	Barclays Bank PLC	543,775	01/18/19	USD	70.00	USD	34,388	(1,315,936)
FleetCor Technologies, Inc.	Barclays Bank PLC	123,669	01/18/19	USD	180.00	USD	25,634	(4,575,753)
Gilead Sciences, Inc.	UBS AG	474,624	01/18/19	USD	80.00	USD	34,282	(1,518,797)
Microsoft Corp.	Barclays Bank PLC	435,140	01/18/19	USD	90.00	USD	40,694	(4,253,494)
Pioneer Natural Resources Co.	UBS AG	263,135	01/18/19	USD	165.00	USD	53,035	(12,288,405)
United Continental Holdings, Inc.	Deutsche Bank AG	325,526	01/18/19	USD	75.00	USD	21,986	(1,464,867)

								(35,456,946)

Put
GBP Currency	BNP Paribas S.A.	—	06/14/18	USD	1.35	GBP	484,354	(2,487,202)
S&P 500 Index	BNP Paribas S.A.	64,770	06/15/18	USD	2,420.00	USD	171,514	(582,930)
S&P 500 Index	Morgan Stanley & Co. International PLC	64,079	06/15/18	USD	2,425.00	USD	169,684	(611,954)
SPDR Gold Trust ETF(a)	Societe Generale	1,461,389	08/17/18	USD	119.00	USD	182,074	(810,384)
Chevron Corp.	UBS AG	1,000,733	01/18/19	USD	80.00	USD	125,202	(425,312)
Exxon Mobil Corp.	UBS AG	680,375	01/18/19	USD	60.00	USD	52,899	(418,431)
Schlumberger Ltd.	UBS AG	984,842	01/18/19	USD	60.00	USD	67,521	(2,181,425)
Suncor Energy, Inc.	UBS AG	2,124,878	01/18/19	USD	25.00	USD	81,234	(531,219)
Euro STOXX Banks Index	Morgan Stanley & Co. International PLC	369,316	09/18/20	EUR	112.00	EUR	48,041	(5,430,050)
Euro STOXX Banks Index	BNP Paribas S.A.	209,715	12/18/20	EUR	110.79	EUR	27,280	(3,191,787)
Euro STOXX Banks Index	Barclays Bank PLC	243,845	03/19/21	EUR	110.23	EUR	31,719	(3,963,135)
Euro STOXX Banks Index	Deutsche Bank AG	179,855	04/16/21	EUR	118.81	EUR	23,396	(3,927,727)
Euro STOXX Banks Index	Deutsche Bank AG	179,855	04/16/21	EUR	99.04	EUR	23,396	(2,023,012)
Euro STOXX Banks Index	UBS AG	384,055	06/18/21	EUR	106.38	EUR	49,958	(5,934,061)

								(32,518,629)

								$(67,975,575)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Consolidated Notes to Financial Statements for details on the wholly-owned subsidiary.

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.29.V1	5.00%	Quarterly	12/20/22	USD	55,014	$(4,324,364)	$(3,673,255)	$(651,109)

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Global Allocation Fund, Inc.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 2.35%	Quarterly	2.40%	Semi-annual	N/A		03/07/23	USD	516,913	$(11,217,472)	$3,928	$(11,221,400)
0.42	Annual	6-Month EURIBOR, (0.27)	Semi-annual	N/A		03/07/23	EUR	457,468	(1,997,153)	3,672	(2,000,825)
0.34	Annual	3-Month LIBOR, 2.35	Semi-annual	06/14/18	(a)	06/14/23	EUR	423,462	2,093,829	6,021	2,087,808
3-Month LIBOR, 2.35	Quarterly	2.33	Semi-annual	06/14/18	(a)	06/14/23	USD	528,083	(14,453,453)	6,393	(14,459,846)
0.37	Annual	6-Month EURIBOR, (0.27)	Semi-annual	N/A		08/15/26	EUR	168,618	6,762,995	4,789	6,758,206
3-Month LIBOR, 2.35	Quarterly	2.73	Semi-annual	07/25/18	(a)	07/25/28	USD	281,278	(6,330,875)	4,973	(6,335,848)
1.08	Annual	3-Month LIBOR	Semi-annual	07/25/18	(a)	07/25/28	EUR	197,387	(821,515)	4,290	(825,805)

									$(25,963,644)	$34,066	$(25,997,710)

(a)	Forward swap

OTC Currency Swaps

Paid by the Fund		Received by the Fund		Notional Amount (000)				Counterparty	Termination Date (a)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Delivered		Received
0.10 JPY	Semi-annual	2.01%	Semi-annual	JPY	24,956,150	USD	241,239	Bank of America N.A.	10/15/18	$12,313,050	$—	$12,313,050

(a)	At termination date, the notional amount delivered will be exchanged for the notional amount received.

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid (Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
S&P 500 Index Annual Dividend Future December 2018	USD	30,632,938	BNP Paribas S.A.	12/21/18	USD	30,633	$4,914,375	$—	$4,914,375
SGX Nikkei Stock Average Dividend Point Index Future December 2018	JPY	1,350,937,500	BNP Paribas S.A.	04/01/19	JPY	1,350,938	3,255,228	—	3,255,228
SGX Nikkei Stock Average Dividend Point Index Future December 2018	JPY	2,680,496,000	BNP Paribas S.A.	04/01/19	JPY	2,680,496	6,626,564	—	6,626,564
Euro Stoxx 50 Index Dividend Future December 2019	EUR	9,746,040	BNP Paribas S.A.	12/20/19	EUR	9,746	2,852,109	—	2,852,109
Euro Stoxx 50 Index Dividend Future December 2019	EUR	13,729,500	BNP Paribas S.A.	12/20/19	EUR	13,730	3,896,320	—	3,896,320
Euro Stoxx 50 Index Dividend Future December 2019	EUR	10,608,960	BNP Paribas S.A.	12/20/19	EUR	10,609	2,842,835	—	2,842,835
SGX Nikkei Stock Average Dividend Point Index Future December 2019	JPY	1,825,270,000	BNP Paribas S.A.	04/01/20	JPY	1,825,270	5,980,150	—	5,980,150
SGX Nikkei Stock Average Dividend Point Index Future December 2019	JPY	2,223,600,000	BNP Paribas S.A.	04/01/20	JPY	2,223,600	8,016,465	—	8,016,465
Euro Stoxx 50 Index Dividend Future December 2020	EUR	3,283,830	BNP Paribas S.A.	12/18/20	EUR	3,284	1,342,440	—	1,342,440
Euro Stoxx 50 Index Dividend Future December 2020	EUR	4,010,240	BNP Paribas S.A.	12/18/20	EUR	4,010	1,632,675	—	1,632,675
Euro Stoxx 50 Index Dividend Future December 2020	EUR	3,492,060	BNP Paribas S.A.	12/18/20	EUR	3,492	1,433,433	—	1,433,433
Euro Stoxx 50 Index Dividend Future December 2020	EUR	3,001,440	BNP Paribas S.A.	12/18/20	EUR	3,001	1,239,577	—	1,239,577
Euro Stoxx 50 Index Dividend Future December 2020	EUR	3,992,300	BNP Paribas S.A.	12/18/20	EUR	3,992	1,598,681	—	1,598,681
Euro Stoxx 50 Index Dividend Future December 2020	EUR	12,064,050	BNP Paribas S.A.	12/18/20	EUR	12,064	4,796,042	—	4,796,042
Euro Stoxx 50 Index Dividend Future December 2020	EUR	11,021,390	BNP Paribas S.A.	12/18/20	EUR	11,021	2,739,078	—	2,739,078
S&P 500 Index Annual Dividend Future December 2020	USD	12,569,450	Goldman Sachs International	12/18/20	USD	12,569	2,993,350	—	2,993,350
SGX Nikkei Stock Average Dividend Point Index Future December 2020	JPY	738,707,500	BNP Paribas S.A.	04/01/21	JPY	738,708	1,861,676	—	1,861,676
SGX Nikkei Stock Average Dividend Point Index Future December 2020	JPY	1,489,920,000	BNP Paribas S.A.	04/01/21	JPY	1,489,920	3,519,649	—	3,519,649
SGX Nikkei Stock Average Dividend Point Index Future December 2020	JPY	350,080,000	BNP Paribas S.A.	04/01/21	JPY	350,080	834,083	—	834,083
SGX Nikkei Stock Average Dividend Point Index Future December 2020	JPY	393,210,000	BNP Paribas S.A.	04/01/21	JPY	393,210	958,233	—	958,233
SGX Nikkei Stock Average Dividend Point Index Future December 2020	JPY	526,875,000	BNP Paribas S.A.	04/01/21	JPY	526,875	762,669	—	762,669
Euro Stoxx 50 Index Dividend Future December 2021	EUR	5,304,500	BNP Paribas S.A.	12/17/21	EUR	5,305	1,399,306	—	1,399,306

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Global Allocation Fund, Inc.

OTC Total Return Swaps (continued)

Reference Entity	Fixed Amount Paid (Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Euro Stoxx 50 Index Dividend Future December 2021	EUR	5,510,880	BNP Paribas S.A.	12/17/21	EUR	5,510	$1,183,931	$—	$1,183,931
Euro Stoxx 50 Index Dividend Future December 2021	EUR	5,690,160	BNP Paribas S.A.	12/17/21	EUR	5,690	785,133	—	785,133
Euro Stoxx 50 Index Dividend Future December 2021	EUR	5,903,300	BNP Paribas S.A.	12/17/21	EUR	5,903	375,829	—	375,829
Euro Stoxx 50 Index Dividend Future December 2021	EUR	2,981,290	BNP Paribas S.A.	12/17/21	EUR	2,981	149,139	—	149,139
S&P 500 Index Annual Dividend Future December 2021	USD	15,887,988	BNP Paribas S.A.	12/17/21	USD	15,888	4,221,525	—	4,221,525
SGX Nikkei Stock Average Dividend Point Index Future December 2021	JPY	1,509,120,000	BNP Paribas S.A.	04/01/22	JPY	1,509,120	3,772,558	—	3,772,558
SGX Nikkei Stock Average Dividend Point Index Future December 2021	JPY	755,250,000	BNP Paribas S.A.	04/01/22	JPY	755,250	1,788,419	—	1,788,419
SGX Nikkei Stock Average Dividend Point Index Future December 2021	JPY	765,120,000	BNP Paribas S.A.	04/01/22	JPY	765,120	1,789,682	—	1,789,682
SGX Nikkei Stock Average Dividend Point Index Future December 2021	JPY	532,500,000	BNP Paribas S.A.	04/01/22	JPY	532,500	850,714	—	850,714
Euro Stoxx 50 Index Dividend Future December 2022	EUR	5,584,320	BNP Paribas S.A.	12/16/22	EUR	5,584	754,701	—	754,701
Euro Stoxx 50 Index Dividend Future December 2022	EUR	5,466,780	BNP Paribas S.A.	12/16/22	EUR	5,467	866,888	—	866,888
Euro Stoxx 50 Index Dividend Future December 2022	EUR	2,730,000	BNP Paribas S.A.	12/16/22	EUR	2,730	413,603	—	413,603
Euro Stoxx 50 Index Dividend Future December 2022	EUR	11,348,860	BNP Paribas S.A.	12/16/22	EUR	11,349	964,462	—	964,462
SGX Nikkei Stock Average Dividend Point Index Future December 2022	JPY	528,750,000	BNP Paribas S.A.	04/03/23	JPY	528,750	961,626	—	961,626
SGX Nikkei Stock Average Dividend Point Index Future December 2022	JPY	535,000,000	JPMorgan Chase Bank N.A.	04/03/23	JPY	535,000	904,455	—	904,455
Euro Stoxx 50 Index Dividend Future December 2023	EUR	7,733,880	BNP Paribas S.A.	12/15/23	EUR	7,734	568,272	—	568,272
Euro Stoxx 50 Index Dividend Future December 2023	EUR	7,832,265	BNP Paribas S.A.	12/15/23	EUR	7,832	422,279	—	422,279

							$86,268,154	$—	$86,268,154

(a)	At termination date, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Derivatives and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$34,066	$(3,673,255)	$8,846,014	$(35,494,833)	$—
OTC Derivatives	—	—	98,581,204	—	—
Options Written	—	—	—	—	(95,928,762)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Global Allocation Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$19,424,432	$—	$—	$—	$19,424,432
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	22,332,026	—	—	22,332,026
Options purchased(b)
Investments at value — unaffiliated	—	—	134,306,576	14,387,385	7,246,011	—	155,939,972
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	8,846,014	—	8,846,014
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	86,268,154	—	12,313,050	—	98,581,204

	$—	$—	$239,999,162	$36,719,411	$28,405,075	$—	$305,123,648

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$25,239,902	$—	$—	$—	$25,239,902
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	74,128,384	—	—	74,128,384
Options written
Options written at value	—	—	62,953,267	5,022,308	27,953,187	—	95,928,762
Swaps — centrally cleared
Net unrealized depreciation(a)	—	651,109	—	—	34,843,724	—	35,494,833

	$—	$651,109	$88,193,169	$79,150,692	$62,796,911	$—	$230,791,881

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the period ended April 30, 2018, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(69,190,859)	$—	$—	$—	$(69,190,859)
Forward foreign currency exchange contracts	—	—	—	56,665,005	—	—	56,665,005
Options purchased(a)	—	—	29,475,383	(3,643,274)	(26,521,816)	—	(689,707)
Options written	—	—	33,060,965	8,901,506	(1,886,039)	—	40,076,432
Swaps	—	(6,153,233)	8,895,857	—	5,232,116	—	7,974,740

	$—	$(6,153,233)	$2,241,346	$61,923,237	$(23,175,739)	$—	$34,835,611

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$11,716,329	$—	$—	$—	$11,716,329
Forward foreign currency exchange contracts	—	—	—	(65,951,153)	—	—	(65,951,153)
Options purchased(b)	—	—	44,223,219	1,695,856	(6,762,854)	—	39,156,221
Options written	—	—	(16,836,486)	918,074	(15,882,651)	—	(31,801,063)
Swaps	—	2,764,510	9,179,505	—	(45,134,271)	—	(33,190,256)

	$—	$2,764,510	$48,282,567	$(63,337,223)	$(67,779,776)	$—	$(80,069,922)

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

CONSOLIDATED SCHEDULE OF INVESTMENTS	23

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Global Allocation Fund, Inc.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$178,274,145
Average notional value of contracts — short	$585,003,509
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,503,245,947
Average amounts sold — in USD	$2,423,664,225
Options:
Average value of option contracts purchased	$187,124,039
Average value of option contracts written	$47,323,034
Average notional value of swaption contracts purchased	$2,913,235,435
Average notional value of swaption contracts written	$4,159,303,465
Credit default swaps:
Average notional value — buy protection	$71,708,739
Interest rate swaps:
Average notional value — pays fixed rate	$1,526,965,668
Average notional amount — receives fixed rate .	$1,326,273,817
Currency swaps:
Average notional value — pays	$349,927,898
Total return swaps:
Average notional amounts	$398,664,019

Derivative Financial Instruments — Offsetting as of Period End

	Assets		Liabilities
Futures contracts	$4,121,593		$2,939,775
Swaps — Centrally cleared	—		635,463
Forward foreign currency exchange contracts	22,332,026		74,128,384
Options	155,939,972	(a)	95,928,762
Swaps — OTC(b)	98,581,204		—

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$280,974,795		$173,632,384
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(5,171,731)		(3,575,238)

Total derivative assets and liabilities subject to an MNA	$275,803,064		$170,057,146

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Bank of America N.A.	$12,313,050	$—	$(12,012,965)	$—	$300,085
Barclays Bank PLC	21,066,360	(21,066,360)	—	—	—
BNP Paribas S.A.	92,459,460	(20,107,598)	—	(72,351,862)	—
Citibank N.A.	604,522	(604,522)	—	—	—
Deutsche Bank AG	11,266,028	(11,266,028)	—	—	—
Goldman Sachs International	10,884,308	(10,884,308)	—	—	—
JPMorgan Chase Bank N.A.	2,836,891	(2,836,891)	—	—	—
Morgan Stanley & Co. International PLC(g)	7,781,153	(7,315,832)	—	(465,321)	—
Societe Generale	3,013,989	(1,357,203)	—	(1,656,786)	—
UBS AG	113,576,303	(45,674,495)	(67,901,808)	—	—

	$275,802,064	$(121,113,237)	$(79,914,773)	$(74,473,969)	$300,085

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Global Allocation Fund, Inc.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged (e)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)(f)
Barclays Bank PLC	$27,371,913	$(21,066,360)	$(2,556,946)	$—	$3,748,607
BNP Paribas S.A.	20,107,598	(20,107,598)	—	—	—
Citibank N.A.	1,216,345	(604,522)	(611,823)	—	—
Deutsche Bank AG	21,376,337	(11,266,028)	—	—	10,110,309
Goldman Sachs International	40,297,532	(10,884,308)	(23,967,573)	—	5,445,651
JPMorgan Chase Bank N.A.	5,339,891	(2,836,891)	—	—	2,503,000
Morgan Stanley & Co. International PLC(g)	7,315,832	(7,315,832)	—	—	—
Societe Generale	1,357,203	(1,357,203)	—	—	—
UBS AG	45,674,495	(45,674,495)	—	—	—

	$170,057,146	$(121,113,237)	$(27,136,342)	$—	$21,807,567

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)	Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.
(g)	Includes derivatives owned by the BlackRock Cayman Global Allocation Fund I, Ltd., a wholly-owned subsidiary of the Fund. See Note 1.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$2,887,849	$—	$2,887,849
Belgium	—	148,120,322	—	148,120,322
Brazil	131,562,549	—	—	131,562,549
Canada	152,709,403	—	—	152,709,403
China	264,393,042	35,262,897	—	299,655,939
Czech Republic	17,449,344	—	—	17,449,344
Denmark	—	998,920	—	998,920
Finland	—	59,334,302	—	59,334,302
France	3,578,975	795,904,008	—	799,482,983
Germany	—	436,824,899	—	436,824,899
Hong Kong	8,605,171	269,183,396	—	277,788,567
India	4,669,683	484,855,485	—	489,525,168
Indonesia	—	26,701,368	—	26,701,368
Ireland	18,128,909	—	—	18,128,909
Israel	471,934	—	—	471,934
Italy	41,935,352	330,452,595	—	372,387,947
Japan	—	3,266,106,086	—	3,266,106,086
Macau	—	124,834	—	124,834
Malaysia	5,408,067	—	—	5,408,067
Mexico	1,274,928	—	—	1,274,928
Netherlands	—	539,339,414	—	539,339,414
Norway	—	560,241	—	560,241
Poland	—	457,432	—	457,432
Portugal	—	34,504,157	—	34,504,157
Singapore	—	99,877,631	—	99,877,631
South Africa	—	991,004	—	991,004
South Korea	—	259,549,677	—	259,549,677
Spain	—	121,941,230	—	121,941,230
Sweden	—	2,568,320	—	2,568,320
Switzerland	—	404,192,741	—	404,192,741

CONSOLIDATED SCHEDULE OF INVESTMENTS	25

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Global Allocation Fund, Inc.

	Level 1	Level 2	Level 3	Total
Taiwan	$—	$279,066,023	$—	$279,066,023
Thailand	81,919,290	—	—	81,919,290
Turkey	—	423,325	—	423,325
United Arab Emirates	—	173,350,202	—	173,350,202
United Kingdom	295,508,556	642,808,328	—	938,316,884
United States	10,680,743,342	151,487,923	16,797,039	10,849,028,304
Corporate Bonds	179,197,045	940,609,448	46,616,467	1,166,422,960
Floating Rate Loan Interests	—	86,741,033	—	86,741,033
Foreign Agency Obligations	—	3,079,750,132	—	3,079,750,132
Investment Companies	1,254,907,301	—	—	1,254,907,301
Capital Trusts	—	355,399,988	—	355,399,988
Preferred Stocks	184,908,194	481,191	379,833,000	565,222,385
Trust Preferreds	75,415,281	119,577,520	—	194,992,801
U.S. Treasury Obligations	—	5,871,355,714	—	5,871,355,714
Warrants	—	—	213	213
Short Term Securities:
Time Deposits	—	16,029,087	—	16,029,087
Money Market Funds	27,981,441	—	—	27,981,441
U.S. Treasury Obligations	—	3,017,907,067	—	3,017,907,067
Options Purchased	1,051,138	154,888,834	—	155,939,972

Subtotal	$13,431,818,945	$22,210,614,623	$443,246,719	$36,085,680,287
Liabilities:
Investments:
Investments Sold Short	$(92,323,129)	$(36,370,328)	$—	$(128,693,457)

	$13,339,495,816	$22,174,244,295	$443,246,719	$35,956,986,830

Investments Valued at NAV(a)				256,020,883

Total Investments				$36,213,007,713

Derivative Financial Instruments(b)
Assets:
Equity contracts	$19,424,432	$86,268,154	$—	$105,692,586
Foreign currency exchange contracts	—	22,332,026	—	22,332,026
Interest rate contracts	—	21,159,064	—	21,159,064
Liabilities:
Credit contracts	—	(651,109)	—	(651,109)
Equity contracts	(25,239,902)	(62,953,267)	—	(88,193,169)
Foreign currency exchange contracts	—	(79,150,692)	—	(79,150,692)
Interest rate contracts	—	(62,796,911)	—	(62,796,911)

	$(5,815,470)	$(75,792,735)	$—	$(81,608,205)

(a)	As of April 30, 2018, certain of the Fund’s Investments were fair valued using net asset value (“NAV”) per share and have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Preferred Securities	Warrants	Total
Assets:
Opening balance, as of October 31, 2017	$2,257,426	$38,940,178	$601,457,562	$213	$642,655,379
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Accrued discounts/premiums	—	2,564,592	—	—	2,564,592
Net realized gain (loss)	—	—	—	—	—
Net change in unrealized appreciation (depreciation)(a),(b)	(19,830,246)	(69,443)	(71,553,576)	—	(91,453,265)
Purchases	34,369,859	8,824,897	—	—	43,194,756
Sales	—	(3,643,757)	(150,070,986)	—	(153,714,743)

Closing Balance, as of April 31, 2018	$16,797,039	$46,616,467	$379,833,000	$213	$443,246,719

Net change in unrealized appreciation (depreciation) on investments still held at April 31, 2018(b)	$(19,830,246)	$(69,443)	$(117,131,435)	$—	$(137,031,124)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at April 31, 2018 is generally due to derivative financial instruments no longer held or categorized as Level 3 at period end.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Global Allocation Fund, Inc.

The following table summarizes the valuation methodologies used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $17,115,210. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Methodologies	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks	$77,068	Market	Revenue Multiple(a)	5.75x	—
			Time to Exit(a)	0.7 years	—
			Volatility(a)	27%	—
Corporate Bonds	46,221,441	Income	Discount Rate(b)	20%-26%	21.20%
Preferred Stocks(c)(d)	379,833,000	Market	Revenue Multiple(a)	5.75x-14.00x	7.93x
			Time to Exit(b)	0.7 years-1.2 years	—
			Volatility(b)	27%	—
			Discount Rate(b)	20%	—

	$426,131,509

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.
(b)	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.
(c)	For the period ended April 30, 2018, the valuation technique for investments classified as preferred stocks amounting to $62,392,346 changed from utilizing a Probability-Weighted Expected Return Model (“PWERM”) to Current Value. The change was due to consideration of exit strategy.
(d)	For the period ended April 30, 2018, the valuation technique for investments classified as preferred stocks amounting to $24,144,344 changed to a Probability-Weighted Expected Return Model (“PWERM”). The investments were previously valued utilizing Option Pricing Model (“OPM”). The change was due to consideration of liquidation preferences and exit strategy.

CONSOLIDATED SCHEDULE OF INVESTMENTS	27

Consolidated Statement of Assets and Liabilities  (unaudited)

April 30, 2018

BlackRock Global Allocation Fund, Inc.

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $249,518,936) (cost: $31,295,768,813)	$35,565,347,876
Investments at value — affiliated (cost: $912,981,311)	776,353,294
Cash held for investments sold short	129,390,818
Foreign currency at value (cost $4,008)	4,008
Cash pledge for centrally cleared swaps	23,005,000
Receivables:
Investments sold	298,166,654
Interest — unaffiliated	90,304,709
Dividends — unaffiliated	51,719,127
Capital shares sold	22,842,729
Options written	3,254,298
Variation margin on futures contracts	4,121,593
Securities lending income — affiliated	127,775
Dividends — affiliated	399,082
Unrealized appreciation on:
OTC derivatives	98,581,204
Forward foreign currency exchange contracts	22,332,026
Prepaid expenses	435,321

Total assets	37,086,385,514

LIABILITIES
Cash collateral on securities loaned at value	255,980,556
Investments sold short at value (proceeds — $129,393,401)	128,693,457
Bank overdraft	346,168
Foreign bank overdraft (cost $3,022,161)	3,008,651
Cash received:
Collateral — OTC derivatives	96,396,000
Collateral — centrally cleared swaps	60
Options written at value (premiums received — $89,385,925)	95,928,762
Payables:
Investments purchased	155,241,332
Capital shares redeemed	60,287,645
Investment advisory fees	20,395,541
Other accrued expenses	18,268,449
Deferred foreign capital gain tax	16,528,030
Service and distribution fees	8,373,454
Options written	3,323,265
Variation margin on centrally cleared swaps	635,463
Variation margin on futures contracts	2,939,775
Board consolidation	120,179
Other affiliates	112,849
Directors’ and Officer’s fees	89,002
Unrealized depreciation on forward foreign currency exchange contracts	74,128,384

Total liabilities	940,797,022

NET ASSETS	$36,145,588,492

NET ASSETS CONSIST OF
Paid-in capital	$30,904,751,015
Distributions in excess of net investment income	(153,515,783)
Accumulated net realized gain	1,271,130,563
Net unrealized appreciation (depreciation)	4,123,222,697

Net Assets	$36,145,588,492

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Assets and Liabilities  (unaudited) (continued)

April 30, 2018

BlackRock Global Allocation Fund, Inc.

NET ASSET VALUE

Institutional
Net assets	$15,144,057,914

Shares outstanding, 2 billion shares authorized, $0.10 par value	771,063,866

Net asset value	$19.64

Investor A
Net assets	$11,965,923,012

Shares outstanding, 2 billion shares authorized, $0.10 par value	613,244,055

Net asset value	$19.51

Investor C
Net assets	$6,589,819,029

Shares outstanding. 2 billion shares authorized, $0.10 par value	375,003,309

Net asset value	$17.57

Class K
Net assets	$1,513,175,027

Shares outstanding, 2 billion shares authorized, $0.10 par value	77,053,607

Net asset value	$19.64

Class R
Net assets	$932,613,510

Shares outstanding, 2 billion shares authorized, $0.10 par value	50,233,889

Net asset value	$18.57

FINANCIAL STATEMENTS	29

Consolidated Statement of Operations  (unaudited)

Six Months Ended April 30, 2018

BlackRock Global Allocation Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$212,556,008
Interest — unaffiliated	193,230,677
Securities lending income — affiliated — net	919,095
Dividends — affiliated	163,600
Foreign taxes withheld	(9,775,790)

Total investment income	397,093,590

EXPENSES
Investment advisory	141,375,679
Service and distribution — class specific	53,695,127
Transfer agent — class specific	16,866,585
Accounting services	2,626,852
Custodian	2,293,197
Professional	989,764
Directors and Officer	251,862
Printing	183,008
Registration	172,665
Board consolidation	120,179
Miscellaneous	363,462

Total expenses excluding broker fees and expenses on short sales	218,938,380
Broker fees and expenses on short sales	16,159

Total expenses	218,954,539
Less:
Fees waived and/or reimbursed by the Manager	(13,586,212)
Fees paid indirectly	(46,673)

Total expenses after fees waived and/or reimbursed and fees paid indirectly	205,321,654

Net investment income	191,771,936

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated (including $621,014 foreign capital gain tax)	1,579,118,900
Investments — affiliated	(8,481,633)
Futures contracts	(69,190,859)
Forward foreign currency exchange contracts	56,665,005
Foreign currency transactions	10,740,140
Capital gain distributions from investment companies — affiliated	74
Short sales	159,790
Options written	40,076,432
Swaps	7,974,740

1,617,062,589

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated (including $16,528,030 foreign capital gain tax)	(1,387,800,437)
Investments — affiliated	2,723,174
Futures contracts	11,716,329
Forward foreign currency exchange contracts	(65,951,153)
Foreign currency translations	(635,501)
Options written	(31,801,063)
Swaps	(33,190,256)
Short sales	699,944

(1,504,238,963)

Net realized and unrealized gain	112,823,626

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$304,595,562

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

	BlackRock Global Allocation Fund, Inc.
	Six Months Ended 04/30/18 (unaudited)	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$191,771,936	$380,072,758
Net realized gain	1,617,062,589	1,655,629,332
Net change in unrealized appreciation (depreciation)	(1,504,238,963)	2,785,523,211

Net increase in net assets resulting from operations	304,595,562	4,821,225,301

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(172,174,818)	(220,641,771)
Investor A	(119,634,922)	(127,032,734)
Investor B	(8,991)	—
Investor C	(49,719,959)	(27,597,872)
Class K	(14,902,709)	(10,107,399)
Class R	(8,560,318)	(8,119,089)
From net realized gain:
Institutional	(546,966,833)	(128,100,603)
Investor A	(435,575,782)	(106,372,279)
Investor B	(84,002)	(395,344)
Investor C	(281,253,480)	(94,425,268)
Class K	(45,564,360)	(4,871,233)
Class R	(37,165,007)	(9,462,459)

Decrease in net assets resulting from distributions to shareholders	(1,711,611,181)	(737,126,051)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(1,371,485,937)	(7,554,010,477)

NET ASSETS
Total decrease in net assets	(2,778,501,556)	(3,469,911,227)
Beginning of period	38,924,090,048	42,394,001,275

End of period	$36,145,588,492	$38,924,090,048

Undistributed (distribution in excess of) net investment income, end of period	$(153,515,783)	$19,713,998

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

FINANCIAL STATEMENTS	31

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc.
	Institutional
	Six Months Ended 04/30/18 (unaudited)		Year Ended October 31,
			2017		2016		2015		2014	2013
Net asset value, beginning of period	$20.39		$18.43		$19.88		$21.77		$21.95	$19.54

Net investment income(a)	0.13		0.25		0.25		0.26		0.35	0.28
Net realized and unrealized gain (loss)	0.04		2.12		(0.05)		(0.22)		0.77	2.43

Net increase from investment operations	0.17		2.37		0.20		0.04		1.12	2.71

Distributions(b)
From net investment income	(0.22)		(0.26)		(0.15)		(0.45)		(0.33)	(0.30)
From net realized gain	(0.70)		(0.15)		(1.50)		(1.48)		(0.97)	—

Total distributions	(0.92)		(0.41)		(1.65)		(1.93)		(1.30)	(0.30)

Net asset value, end of period	$19.64		$20.39		$18.43		$19.88	(c)	$21.77	$21.95

Total Return(d)
Based on net asset value	0.84	%(e)	13.10%		1.34%		0.31	%(c)	5.35%	13.97%

Ratios to Average Net Assets
Total expenses	0.87	%(f)(g)	0.90	%(g)	0.88	%(g)	0.87%		0.87%	0.87%

Total expenses after fees waived and/or reimbursed and fees paid indirectly	0.80	%(f)(g)	0.82	%(g)	0.80	%(g)	0.78%		0.78%	0.78%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	0.80	%(f)(g)	0.80	%(g)	0.79	%(g)	0.78%		0.78%	0.78%

Net investment income	1.31	%(f)(g)	1.28	%(g)	1.39	%(g)	1.28%		1.60%	1.35%

Supplemental Data
Net assets, end of period (000)	$15,144,058		$16,164,754		$16,122,793		$20,210,226		$22,075,330	$20,968,279

Portfolio turnover rate(h)	60%		110%		131%		84%		75%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the six months ended April 30, 2018 and approximately 0.01% for the years ending October 31, 2017 and October 31, 2016.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 04/30/18 (unaudited)	Year Ended October 31,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	60%	110%	131%	82%	75%	50%

See notes to consolidated financial statements.

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)
	Investor A
	Six Months Ended 04/30/18 (unaudited)		Year Ended October 31,
			2017		2016		2015		2014	2013
Net asset value, beginning of period	$20.26		$18.29		$19.76		$21.65		$21.83	$19.44

Net investment income(a)	0.10		0.19		0.20		0.21		0.29	0.22
Net realized and unrealized gain (loss)	0.04		2.11		(0.04)		(0.23)		0.77	2.41

Net increase (decrease) from investment operations	0.14		2.30		0.16		(0.02)		1.06	2.63

Distributions(b)
From net investment income	(0.19)		(0.18)		(0.13)		(0.39)		(0.27)	(0.24)
From net realized gain	(0.70)		(0.15)		(1.50)		(1.48)		(0.97)	—

Total distributions	(0.89)		(0.33)		(1.63)		(1.87)		(1.24)	(0.24)

Net asset value, end of period	$19.51		$20.26		$18.29		$19.76	(c)	$21.65	$21.83

Total Return(d)
Based on net asset value	0.71	%(e)	12.77%		1.08%		0.02	%(c)	5.10%	13.63%

Ratios to Average Net Assets
Total expenses	1.14	%(f)(g)	1.18	%(g)	1.15	%(g)	1.14%		1.13%	1.13%

Total expenses after fees waived and/or reimbursed and fees paid indirectly	1.07	%(f)(g)	1.10	%(g)	1.08	%(g)	1.05%		1.04%	1.05%

Total expenses after fees waived and/or reimbursed and fees paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	1.07	%(f)(g)	1.07	%(g)	1.07	%(g)	1.05%		1.04%	1.05%

Net investment income	1.04	%(f)(g)	1.00	%(g)	1.10	%(g)	1.01%		1.33%	1.08%

Supplemental Data
Net assets, end of period (000)	$11,965,923		$12,809,356		$13,447,603		$16,016,234		$17,792,885	$18,858,846

Portfolio turnover rate(h)	60%		110%		131%		84%		75%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the six months ended April 30, 2018 and approximately 0.01% for the years ending October 31, 2017 and October 31, 2016.
(h)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 04/30/18 (unaudited)	Year Ended October 31,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	60%	110%	131%	82%	75%	50%

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	33

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)
	Investor C
	Six Months Ended 04/30/18 (unaudited)		Year Ended October 31,
			2017		2016		2015		2014	2013
Net asset value, beginning of period	$18.33		$16.57		$18.11		$20.00		$20.27	$18.06

Net investment income(a)	0.02		0.04		0.06		0.05		0.12	0.06
Net realized and unrealized gain (loss)	0.04		1.91		(0.04)		(0.21)		0.71	2.26

Net increase (decrease) from investment operations	0.06		1.95		0.02		(0.16)		0.83	2.32

Distributions(b)
From net investment income	(0.12)		(0.04)		(0.06)		(0.25)		(0.13)	(0.11)
From net realized gain	(0.70)		(0.15)		(1.50)		(1.48)		(0.97)	—

Total distributions	(0.82)		(0.19)		(1.56)		(1.73)		(1.10)	(0.11)

Net asset value, end of period	$17.57		$18.33		$16.57		$18.11	(c)	$20.00	$20.27

Total Return(d)
Based on net asset value	0.34	%(e)	11.92%		0.36%		(0.73	)%(c)	4.29%	12.86%

Ratios to Average Net Assets
Total expenses	1.88	%(f)(g)	1.92	%(g)	1.89	%(g)	1.88%		1.87%	1.88%

Total expenses after fees waived and/or reimbursed and fees paid indirectly	1.80	%(f)(g)	1.84	%(g)	1.82	%(g)	1.79%		1.79%	1.80%

Total expenses after fees waived and/or reimbursed and fees paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	1.80	%(f)(g)	1.82	%(g)	1.82	%(g)	1.79%		1.79%	1.80%

Net investment income	0.30	%(f)(g)	0.27	%(g)	0.37	%(g)	0.27%		0.59%	0.33%

Supplemental Data
Net assets, end of period (000)	$6,589,819		$7,545,249		$11,029,706		$14,085,089		$15,976,240	$16,170,658

Portfolio turnover rate(h)	60%		110%		131%		84%		75%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the six months ended April 30, 2018 and approximately 0.01% for the years ending October 31, 2017 and October 31, 2016.
(h)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 04/30/18 (unaudited)	Year Ended October 31,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	60%	110%	131%	82%	75%	50%

See notes to consolidated financial statements.

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)
	Class K
	Six Months Ended 04/30/18 (unaudited)		Year Ended October 31, 2017		Period 06/08/16 (a) to 10/31/16
Net asset value, beginning of period	$20.39		$18.44		$18.23

Net investment income(b)	0.14		0.27		0.08
Net realized and unrealized gain	0.04		2.12		0.13

Net increase from investment operations	0.18		2.39		0.21

Distributions(c)
From net investment income	(0.23)		(0.29)		—
From net realized gain	(0.70)		(0.15)		—

Total distributions	(0.93)		(0.44)		—

Net asset value, end of period	$19.64		$20.39		$18.44

Total Return(d)
Based on net asset value	0.89	%(e)	13.20%		1.15	%(e)

Total expenses	0.79	%(f)(g)	0.82	%(g)	0.79	%(f)(g)

Total expenses after fees waived and/or reimbursed and fees paid indirectly	0.72	%(f)(g)	0.74	%(g)	0.71	%(f)(g)

Total expenses after fees waived and/or reimbursed and fees paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	0.72	%(f)(g)	0.72	%(g)	0.71	%(f)(g)

Net investment income	1.39	%(f)(g)	1.39	%(g)	1.06	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$1,513,175		$1,341,925		$604,611

Portfolio turnover rate	60%		110%		131	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the six months ended April 30, 2018 and approximately 0.01% for the year ending October 31, 2017 and the period ended October 31, 2016.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	35

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)
	Class R
	Six Months Ended 04/30/18 (unaudited)		Year Ended October 31,
			2017		2016		2015		2014	2013
Net asset value, beginning of period	$19.32		$17.46		$18.96		$20.86		$21.08	$18.78

Net investment income(a)	0.07		0.13		0.14		0.13		0.21	0.15
Net realized and unrealized gain (loss)	0.04		2.01		(0.04)		(0.22)		0.74	2.33

Net increase (decrease) from investment operations	0.11		2.14		0.10		(0.09)		0.95	2.48

Distributions from(b)
From net investment income	(0.16)		(0.13)		(0.10)		(0.33)		(0.20)	(0.18)
From net realized gain	(0.70)		(0.15)		(1.50)		(1.48)		(0.97)	—

Total distributions	(0.86)		(0.28)		(1.60)		(1.81)		(1.17)	(0.18)

Net asset value, end of period	$18.57		$19.32		$17.46		$18.96	(c)	$20.86	$21.08

Total Return(d)
Based on net asset value	0.58	%(e)	12.42%		0.79%		(0.37	)%(c)	4.73%	13.26%

Ratios to Average Net Assets
Total expenses	1.46	%(f)(g)	1.50	%(g)	1.47	%(g)	1.48%		1.47%	1.48%

Total expenses after fees waived and/or reimbursed and fees paid indirectly	1.38	%(f)(g)	1.42	%(g)	1.39	%(g)	1.40%		1.38%	1.39%

Total expenses after fees waived and/or reimbursed and fees paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	1.38	%(f)(g)	1.40	%(g)	1.39	%(g)	1.40%		1.38%	1.39%

Net investment income	0.72	%(f)(g)	0.68	%(g)	0.79	%(g)	0.67%		0.99%	0.74%

Supplemental Data
Net assets, end of period (000)	$932,614		$1,060,273		$1,131,647		$1,186,678		$1,269,833	$1,296,522

Portfolio turnover rate(h)	60%		110%		131%		84%		75%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the six months ended April 30, 2018 and approximately 0.01% for the years ending October 31, 2017 and October 31, 2016.
(h)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 04/30/18 (unaudited)	Year Ended October 31,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	60%	110%	131%	82%	75%	50%

See notes to consolidated financial statements.

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Global Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as diversified. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

On December 27, 2017, the Fund’s issued and outstanding Investor B Shares converted to Investor A Shares with the same relative net asset value (“NAV”) as the original shares held immediately prior to conversion.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $1,372,987,337 which is 3.8% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps, short sales and structured options) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	37

Notes to Consolidated Financial Statements  (unaudited) (continued)

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•	Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	39

Notes to Consolidated Financial Statements  (unaudited) (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Consolidated Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund is not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate the Fund to make future cash payments. As of April 30, 2018 the Fund had an outstanding commitment of approximately $42,229,935 in connection with an investment in the Ping An Healthcare and Technology Company Limited. The commitment is not included in the net assets of the Fund as of April 30, 2018.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	41

Notes to Consolidated Financial Statements  (unaudited) (continued)

Short Sale Transactions: In short sale transaction, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statement of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Consolidated Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Barclays Capital Inc.	$20,022	$(20,022)	$—
BNP Paribas S.A.	10,209,767	(10,209,767)	—
Citigroup Global Markets, Inc.	17,594,400	(17,594,400)	—
Credit Suisse Securities (USA) LLC	14,118,412	(14,118,412)	—
Deutsche Bank Securities, Inc.	8,783,821	(8,783,821)	—
JP Morgan Securities LLC	158,714,269	(158,714,269)	—
Morgan Stanley & Co. LLC	35,218,949	(35,218,949)	—
SG Americas Securities LLC	4,666,274	(4,666,274)	—
State Street Bank & Trust Co.	193,022	(193,022)	—

	$249,518,936	$(249,518,936)	$—

(a)	Cash collateral with a value of $255,980,556 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•	Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•	Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	43

Notes to Consolidated Financial Statements  (unaudited) (continued)

instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•	Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•	Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.75% of the average daily value of the Fund’s net assets.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor B (a)	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	0.75	0.75	0.25

(a)	On December 27, 2017, all issued and outstanding Investor B Shares converted to Investor A Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended April 30, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor B (a)	Investor C	Class R	Total
$15,534,185	$3,842	$35,665,492	$2,491,608	$53,695,127

(a)	On December 27, 2017, all issued and outstanding Investor B Shares converted to Investor A Shares.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	45

Notes to Consolidated Financial Statements  (unaudited) (continued)

annual fee per shareholder account, which will vary depending on share class and/or net assets, For the six months ended April 30, 2018, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Total
$122,281	$3,088	$49	$125,418

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended April 30, 2018, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Class K	Class R	Total
$21,866	$99,561	$67,832	$1,019	$3,401	$193,679

For the six months ended April 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor B (a)	Investor C	Class K	Class R	Total
$6,558,506	$6,261,897	$691	$3,201,129	$3,950	$840,412	$16,866,585

(a)	On December 27, 2017, all issued and outstanding Investor B Shares converted to Investor A Shares.

Other Fees: For the six months ended April 30, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $163,741.

For the six months ended April 30, 2018, affiliates received CDSCs as follows:

Investor A	Investor B (a)	Investor C	Total
$12,053	$29	$104,762	$116,844

(a)	On December 27, 2017, all issued and outstanding Investor B Shares converted to Investor A Shares.

Expense Waivers and Reimbursements: The Manager has contractually agreed to waive a portion of its management fees payable by the Fund through February 28, 2019, so that such fee is reduced as a percentage of average daily net assets of the Fund as follows:

First $10 Billion	0.75%
$10 Billion — $15 Billion	0.69%
$15 Billion — $20 Billion	0.68%
$20 Billion — $25 Billion	0.67%
$25 Billion — $30 Billion	0.65%
$30 Billion — $40 Billion	0.63%
$40 Billion — $60 Billion	0.62%
$60 Billion — $80 Billion	0.61%
Greater than $80 Billion	0.60%

This contractual waiver may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund who are not “interested persons” of the Fund as defined in the 1940 Act or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended April 30, 2018, the Manager waived $12,454,355, pursuant to this agreement which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

During the six months ended April 30, 2018, the Manager reimbursed the Fund $108,172 for certain operating expenses which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the six months ended April 30, 2018, the Manager waived $10,871 pursuant to this agreement.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through February 28, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended April 30, 2018, the Fund waived $1,012,814 in investment advisory fees pursuant to this arrangement.

For the six months ended April 30, 2018, the Fund reimbursed the Manager $221,145 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the six months ended April 30, 2018, the Fund paid BIM $193,864 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended April 30, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended April 30, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$—	$25,883,221	$(178,706)

7.	PURCHASES AND SALES

For the six months ended April 30, 2018, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$6,610,465,255	$10,461,048,548
U.S. Government Securities	14,140,761,850	13,994,149,398

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended October 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	47

Notes to Consolidated Financial Statements  (unaudited) (continued)

As of April 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$32,605,109,980

Gross unrealized appreciation	$5,494,086,589
Gross unrealized depreciation	(1,749,017,735)

Net unrealized appreciation	$3,745,068,854

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund[s], can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended April 30, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Consolidated Schedule of Investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 04/30/18		Year Ended 10/31/17
	Shares	Amount	Shares	Amount
Institutional
Shares sold	63,352,737	$1,274,810,867	201,044,432	$3,870,155,574
Shares issued in reinvestment of distributions	33,464,636	660,257,116	17,345,735	319,335,255
Shares redeemed	(118,518,455)	(2,384,500,815)	(300,404,285)	(5,767,287,773)

Net decrease	(21,701,082)	$(449,432,832)	(82,014,118)	$(1,577,796,944)

Investor A
Shares sold and automatic conversion of shares	30,342,518	$606,235,285	122,059,376	$2,370,161,566
Shares issued from conversion(a)	123,259	2,429,435	—	—
Shares issued in reinvestment of distributions	26,361,360	517,209,067	12,020,911	219,022,298
Shares redeemed	(75,780,420)	(1,514,912,201)	(237,165,293)	(4,540,701,435)

Net decrease	(18,953,283)	$(389,038,414)	(103,085,006)	$(1,951,517,571)

Investor B(a)
Shares sold	1,374	$26,927	10,782	$200,009
Shares issued in reinvestment of distributions	4,551	86,790	20,992	373,456
Shares converted	(123,259)	(2,360,416)	—	—
Shares redeemed and automatic conversion of shares	(11,763)	(231,603)	(3,157,422)	(58,100,281)

Net decrease	(129,097)	$(2,478,302)	(3,125,648)	$(57,526,816)

Investor C
Shares sold	7,848,951	$141,627,883	16,858,128	$292,411,789
Shares issued in reinvestment of distributions	17,841,429	316,149,770	6,886,593	114,248,755
Shares redeemed	(62,251,422)	(1,122,659,363)	(277,935,505)	(4,834,568,055)

Net decrease	(36,561,042)	$(664,881,710)	(254,190,784)	$(4,427,907,511)

Class K
Shares sold	15,973,140	$320,168,948	43,430,054	$850,443,402
Shares issued in reinvestment of distributions	2,525,302	49,798,956	782,469	14,478,283
Shares redeemed	(7,260,209)	(146,136,332)	(11,185,907)	(221,810,674)

Net increase	11,238,233	$223,831,572	33,026,616	$643,111,011

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	49

Notes to Consolidated Financial Statements  (unaudited) (continued)

	Six Months Ended 04/30/18		Year Ended 10/31/17
	Shares	Amount	Shares	Amount
Class R
Shares sold	3,137,401	$59,649,347	8,135,005	$148,613,616
Shares issued in reinvestment of distributions	2,444,378	45,685,423	1,008,140	17,561,793
Shares redeemed	(10,227,174)	(194,821,021)	(19,075,815)	(348,548,055)

Net decrease	(4,645,395)	$(89,486,251)	(9,932,670)	$(182,372,646)

Total Net Decrease	(70,751,666)	$(1,371,485,937)	(419,321,610)	$(7,554,010,477)

(a)	On December 27, 2017, all issued and outstanding Investor B Shares converted to Investor A Shares.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Robert M. Hernandez, Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Honorable Stuart E. Eizenstat, Director

Henry Gabbay, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

Robert Fairbairn, Director

John M. Perlowski, Director; President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective December 31, 2017, Roberta Cooper Ramo retired and Donald W. Burton resigned as Directors of the Fund.

Effective May 08, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Fund.

Further information about the Fund's Directors and Officers is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION	51

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	53

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts
CME	Chicago Mercantile Exchange
CVA	Certificaten Van Aandelen (Dutch Certificate)
ETF	Exchange-Traded Fund
FTSE	Financial Times Stock Exchange
MSCI	Morgan Stanley Capital International
NVDR	Non-voting Depository Receipts
OTC	Over-the-Counter
PCL	Public Company Limited
REIT	Real Estate Investment Trust
S&P	S&P Global Ratings
SPDR	Standard & Poor’s Depository Receipts

Currency Abbreviations

AUD	Australian Dollar
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
PLN	Polish Zloty
SEK	Swedish Krona
USD	U.S. Dollar

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GA-4/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) –     Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Allocation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: July 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: July 5, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Global Allocation Fund, Inc.

Date: July 5, 2018

4